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                                                                  EXECUTION COPY

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                                                                   EXHIBIT 10.72

                             NOTE PURCHASE AGREEMENT

                          Dated as of November 26, 2002

                                      among

              ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A,
                                     Issuer,

                              THE BANK OF NEW YORK,
                              as Indenture Trustee

                          ALLIANCE LAUNDRY SYSTEMS LLC,
                                as the Servicer,

                ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC,
                               as the Transferor,

                        THE NOTE PURCHASERS PARTY HERETO,

                            BEAR STEARNS & CO. INC.,
                           as Co-Administrative Agent,

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                      as a
                      Co-Administrative Agent and an Agent,

                                       and

                          THE OTHER AGENTS PARTY HERETO

                                   ----------

                                   Relating to
               Alliance Laundry Equipment Receivables Trust 2002-A
                              Equipment Loan Notes
                                Receivables Notes

                                   ----------

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 - DEFINITIONS.......................................................2

     1.1       Definitions....................................................2
     1.2       Other Definitional Provisions.................................10

ARTICLE 2 - AMOUNT AND TERMS OF COMMITMENTS..................................11

     2.1       Purchases.....................................................11
     2.2       Interest, Fees, Expenses, Payments, Etc.......................13
     2.3       Requirements of Law...........................................15
     2.4       Taxes.........................................................17
     2.5       Indemnification...............................................21
     2.6       Expenses, etc.................................................24
     2.7       Deliveries by Note Purchasers.................................24

ARTICLE 3 - CONDITIONS PRECEDENT.............................................25

     3.1       Conditions to Initial Purchase................................25
     3.2       Condition to Additional Purchases.............................27

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES...................................29

     4.1       Representations and Warranties of the Issuer..................29
     4.2       Representations and Warranties of the Transferor and the
                  Servicer ..................................................29
     4.3       Representations and Warranties of the Note Purchasers.........29

ARTICLE 5 - COVENANTS........................................................30

     5.1       Covenants.....................................................30

ARTICLE 6 - THE NOTE AGENTS..................................................31

     6.1       Authorization and Action of the Note Agents...................31
     6.2       Note Agent's Reliance, Etc....................................33
     6.3       Credit Decision...............................................34
     6.4       Indemnification of each Note Agent............................34
     6.5       Agents in their Individual Capacity...........................35
     6.6       Successor Co-Administrative Agent; Successor Agent............35
     6.7       Payments by an Agent..........................................36

ARTICLE 7 - SECURITIES LAWS; TRANSFERS.......................................36

     7.1       Transfers of Notes............................................36
     7.2       Tax Characterization..........................................42

                                       -i-

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                              TABLE OF CONTENTS

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ARTICLE 8 - MISCELLANEOUS....................................................42

     8.1       Amendments and Waivers........................................42
     8.2       Notices.......................................................43
     8.3       No Waiver; Cumulative Remedies................................46
     8.4       Successors and Assigns........................................46
     8.5       Successors to Servicer........................................46
     8.6       Counterparts..................................................47
     8.7       Severability..................................................47
     8.8       Integration...................................................47
     8.9       Governing.....................................................47
     8.10      Jurisdiction; Consent to Service of Process...................47
     8.11      Termination...................................................48
     8.12      Limited Recourse; No Proceedings..............................48
     8.13      Survival of Representations and Warranties....................49
     8.14      Effect of Regulatory Change...................................49
     8.15      Waiver of July Trial..........................................49
     8.16      Excess Funds..................................................49

Schedule I   Completion of Information and Signatures for Transfer Supplement
Schedule II  List of Investing Offices, Addresses for Notices, Assigned
                Interests and Purchase and Liquidity Percentages
Schedule III Form of Transfer Effective Notice

Exhibit A    Form of Transfer Supplement
Exhibit B    Form Of Equipment Loan Advance Increase Notice

                                      -ii-

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          NOTE PURCHASE AGREEMENT, dated as of November 26, 2002, by and among
ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A, a Delaware statutory trust (together with its successors and assigns, the "Issuer"), THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Indenture Trustee"), ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company ("ALS"), individually and as the Servicer, ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC, a Delaware limited liability company ("Alliance Equipment Receivables"), as the Transferor (the "Transferor"), the NOTE PURCHASERS (as hereinafter defined) from time to time party hereto, the AGENTS for the Purchaser Groups from time to time party hereto (each such party, together with their respective successors in such capacity, an "Agent"), and BEAR STEARNS & CO. INC. ("Bear Stearns"), as an administrative agent for the Note Purchasers, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as an administrative agent for the Note Purchasers, (together with Bear Stearns and their successors in such capacity, the "Co-Administrative Agents" and each a "Co-Administrative Agent").

                              W I T N E S S E T H:

          WHEREAS, the Issuer, the Servicer and the Transferor are parties to that certain Pooling and Servicing Agreement, dated as of November 26, 2002 (as the same may from time to time be amended or otherwise modified, the "Pooling and Servicing Agreement") pursuant to which, among other things, the Transferor has assigned, transferred and conveyed, and has agreed to assign, transfer and convey, its right, title and interest in, to and under certain Equipment Loans and Receivables (as defined therein) to the Issuer, and the Servicer has agreed to service such Equipment Loans and Receivables;

          WHEREAS, the Issuer and The Bank of New York, as trustee (together with its successors in such capacity, the "Indenture Trustee"), are parties to that certain Indenture, dated as of November 26, 2002 (as the same may from time to time be amended or otherwise modified, the "Indenture");

          WHEREAS, the Issuer proposes to issue its Equipment Loan Notes (the "Equipment Loan Notes") pursuant to the Indenture;

          WHEREAS, the Issuer also proposes to issue its Receivables Notes (the "Receivables Notes") pursuant to the Indenture;

          WHEREAS, the Equipment Loan Note Purchasers are willing to purchase the Equipment Loan Notes in the amount of the Equipment Loan Initial Advance on the Closing Date and from time to time thereafter to purchase Equipment Loan Advance Increases on the terms and conditions provided for herein;

          WHEREAS, the Receivables Note Purchasers are willing to purchase the Receivables Notes in the amount of the Receivables Initial Advance on the Closing Date and from time to time thereafter to purchase Receivables Advance Increases on the terms and conditions provided for herein;

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          NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                              ARTICLE 1 DEFINITIONS

          1.1 Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in Part I of Appendix A to the Pooling and Servicing Agreement, as in effect on the date of this Agreement and as they may be amended or otherwise modified from time to time with the consent of the Required Equipment Loan Note Owners, the Required Equipment Loan Note Purchasers, the Required Receivables Note Owners, the Required Receivables Note Purchasers and the Co-Administrative Agents.

          "Additional Amounts" shall mean on any date of determination, any amounts then due and payable by the Issuer (determined without regard to limitations on the sources of payment thereof) pursuant to this Agreement, other than Equipment Loan Monthly Interest the Equipment Loan Note Principal Balance, Receivables Monthly Interest and the Receivables Note Principal Balance.

          "Adjusted Commitment" shall mean on any date of determination, (i) with respect to a CPC Committed Purchaser, such CPC Committed Purchaser's Commitment minus the aggregate outstanding principal amount of its Support Advances to its related CP Conduit or (ii) with respect to a Committed Purchaser that is not a CPC Committed Purchaser, such Committed Purchaser's Commitment.

          "Advance Increase Notice" shall mean a notice delivered by the Issuer to each Agent and the Indenture Trustee pursuant to Section 2.1(c) requesting an Equipment Loan Advance Increase or a Receivables Advance Increase with the most recently delivered Borrowing Base Certificate attached thereto.

          "Affected Party" shall mean, with respect to any CP Conduit, any Support Party of such CP Conduit.

          "Agent" has the meaning specified in the preamble to this Agreement.

          "Agreement" shall mean this Note Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

          "Alliance Equipment Receivables" has the meaning specified in the preamble to this Agreement.

          "ALS" has the meaning specified in the preamble to this Agreement.

          "Applicable Margin Fee Letter" has the meaning specified in the Pooling and Servicing Agreement.

          "Assignee" and "Assignment" have the respective meanings specified in subsection 7.1(e).

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          "Bear Stearns" has the meaning specified in the preamble to this
Agreement.

          "CIBC" has the meaning specified in the preamble to this Agreement.

          "Closing Date" shall mean December 3, 2002.

          "Co-Administrative Agent" has the meaning specified in the preamble to this Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Commitment" shall mean, for any Committed Purchaser, the maximum amount of such Note Purchaser's commitment to purchase a portion of the Equipment Loan Note Principal Balance or Receivables Note Principal Balance, as applicable, as set forth on the signature pages hereto or the Transfer Supplement by which such Committed Purchaser became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Note Purchaser pursuant to Transfer Supplement(s) executed by such Purchaser and its Assignee(s) and delivered pursuant to Section 7.1. In the event that a Note Purchaser is a CPC Committed Purchaser which maintains a portion of its Commitment hereunder in relation to more than one CP Conduit, such Note Purchaser shall be deemed to hold separate Commitments hereunder in each such capacity, and in the event that a Note Purchaser is both an Equipment Loan Note Purchaser and a Receivables Note Purchaser, such Note Purchaser shall be deemed to hold separate Commitments hereunder in each such capacity.

          "Committed Purchaser" shall mean each Note Purchaser identified as a Committed Purchaser on the signature pages hereto or in the Transfer Supplement pursuant to which such Note Purchaser, and any Assignee of such Note Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Note Purchaser.

          "Conduit Assignee" means any commercial paper conduit designated by a CP Conduit from time to time to accept an assignment from such CP Conduit of all or a portion of its Percentage Interest.

          "Consented Transferee Letter" shall mean the letter, dated as of the date of this Agreement and referring to this Agreement (or any replacement therefor from time to time in effect), from the Transferor, consented to by the Control Party, and to and accepted by, each Co-Administrative Agent, as such letter may be amended or otherwise modified from time to time by the Transferor with the consent of each Co-Administrative Agent and the Insurer (if the Insurer is then the Control Party).

          "CP Conduit" shall mean any Note Purchaser which is designated as a CP Conduit on the signature pages hereto or in the Transfer Supplement pursuant to which it became a party to this Agreement.

          "CPC Committed Purchaser" shall mean, with respect to a CP Conduit, each Note Purchaser identified as a Committed Purchaser for such CP Conduit on the signature pages hereto or in the Transfer Supplement pursuant to which such CP Conduit became a party hereto,

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and any Assignee of such Note Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Note Purchaser.

          "Downgraded Purchaser" has the meaning specified in subsection 7.1(j).

          "Equipment Loan Advance Increase" shall mean the amount of each Advance made on the Equipment Loan Notes on each Equipment Loan Borrowing Date.

          "Equipment Loan Borrowing Date" shall mean each date on which an Equipment Loan Advance Increase occurs.

          "Equipment Loan Facility Limit" shall mean, for any day, $300,000,000, minus the Receivables Note Principal Balance on such day.

          "Equipment Loan Initial Advance" shall mean the amount of the Advance made on the Equipment Loan Notes on the Closing Date.

          "Equipment Loan Monthly Interest" shall mean, for any Distribution Date, the Equipment Loan Monthly Interest and Fees for the Interest Period ended on the day preceding such Distribution Date.

          "Equipment Loan Monthly Interest and Fees" shall mean, for any Interest Period, the sum of (i) interest on the Equipment Loan Note Principal Balance for the Interest Period ended on such Distribution Date computed pursuant to subsection 2.2(a) and subsection 2.2(e), plus (ii) the Equipment Loan Unused Facility Fee with respect to such Interest Period.

          "Equipment Loan Note Owners" shall mean the Equipment Loan Note Purchasers that are owners of record of the Equipment Loan Notes or, with respect to any Equipment Loan Note held by an Agent hereunder as nominee on behalf of Equipment Loan Note Purchasers in an Equipment Loan Purchaser Group, the Equipment Loan Note Purchasers that are beneficial owners of such Equipment Loan Note as reflected on the books of such Agent in accordance with this Agreement and the Related Documents.

          "Equipment Loan Note Principal Balance" shall mean the outstanding principal balance of all Advances made on the Equipment Loan Notes.

          "Equipment Loan Note Purchasers" shall mean, collectively, the CP Conduits and the Committed Purchasers that are members of an Equipment Loan Purchaser Group.

          "Equipment Loan Notes" has the meaning specified in the recitals to this Agreement.

          "Equipment Loan Percentage Interest" shall mean, for an Equipment Loan Note Purchaser on any day, the percentage equivalent of (a) the sum of (i) the portion of the Equipment Loan Initial Principal Balance (if any) purchased by such Equipment Loan Note Purchaser, plus (ii) the aggregate portion of Equipment Loan Advance Increases (if any) purchased by such Equipment Loan Note Purchaser prior to such day pursuant to this Agreement, plus (iii) any portion of the Equipment Loan Note Principal Balance acquired by

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such Equipment Loan Note Purchaser as an Assignee from another Equipment Loan
Note Purchaser pursuant to a Transfer Supplement executed and delivered pursuant to Section 7.1, minus (iv) the aggregate amount of principal payments made with respect to the Equipment Loan Notes to such Equipment Loan Note Purchaser prior to such day, minus (v) any portion of the Equipment Loan Note Principal Balance assigned by such Equipment Loan Note Purchaser to an Assignee pursuant to a Transfer Supplement executed and delivered pursuant to Section 7.1, divided by
(b) the aggregate Equipment Loan Note Principal Balance on such day.

          "Equipment Loan Purchaser Group" shall mean each group of Equipment Loan Note Purchasers consisting of at least one Committed Purchaser and an Agent. Purchaser Groups may also contain a CP Conduit. The initial Equipment Loan Note Purchaser Groups shall be (i) SPARC, as CP Conduit, and CIBC, as a Committed Purchaser and Agent and (ii) Triple-A One Funding Corporation, as CP Conduit, Bear Stearns, as a Committed Purchaser and MBIA Insurance Corporation, as Agent.

          "Equipment Loan Unused Facility Fee" shall have the meaning, with respect to each Equipment Loan Purchaser Group, specified in the Applicable Margin Fee Letter.

          "Excess Funds" has the meaning specified in Section 8.15.

          "Excluded Taxes" has the meaning specified in subsection 2.4(a).

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles.

          "Indemnitee" has the meaning specified in subsection 2.5(a).

          "Indenture" has the meaning specified in the recitals to this Agreement.

          "Indenture Trustee" has the meaning specified in the recitals to this Agreement.

          "Investing Office" shall mean initially, the office of any Note Purchaser (if any) designated as such on the signature pages hereto or in the Transfer Supplement by which it became a party to this Agreement, and thereafter, such other office of such Note Purchaser or such Assignee as may be designated in writing to the applicable Agent, the Co-Administrative Agents, the Issuer, the Transferor, the Servicer and the Indenture Trustee by such Note Purchaser or Assignee.

          "Investment Letter" shall mean the letter delivered by each Note Purchaser that is substantially in the form attached as Exhibit F to the Indenture.

          "Issuer" has the meaning specified in the recitals to this Agreement.

          "Liquidity Percentage" shall mean, for a CPC Committed Purchaser, such CPC Committed Purchaser's Adjusted Commitment with respect to its related CP Conduit as a

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percentage of the aggregate Adjusted Commitments of all CPC Committed Purchasers
for such CP Conduit.

          "Maximum Purchase Amount" shall mean (i) for any CP Conduit, the aggregate Commitments of the CPC Committed Purchasers in its Purchaser Group and
(ii) for any Committed Purchaser, its Commitment.

          "Moody's" shall mean Moody's Investors Service, Inc., or any successor that is a nationally recognized statistical rating organization.

          "Note Agent" has the meaning specified in subsection 6.1(a).

          "Note Owner" shall mean an Equipment Loan Note Owner or a Receivables Note Owner, as applicable.

          "Note Purchaser" shall mean an Equipment Loan Note Purchaser or a Receivables Note Purchaser, as applicable.

          "Participant" has the meaning specified in subsection 7.1(d).

          "Participation" has the meaning specified in subsection 7.1(d).

          "Percentage Interest" shall mean the Equipment Loan Percentage Interest or the Receivables Percentage Interest, as applicable. In the event that a Note Purchaser is both an Equipment Loan Note Purchaser and a Receivables Note Purchaser, such Note Purchaser shall be deemed to hold separate Percentage Interests hereunder in each such capacity.

          "Permitted Transferee" shall mean (i) prior to the Conversion Date, each initial Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable, each initial Agent (in its individual capacity), each initial Co-Administrative Agent (in its individual capacity), each Conduit Assignee which has been consented to as a potential Transferee by the Insurer (if the Insurer is then the Control Party) (which consent shall not be unreasonably withheld), each Person listed in the Consented Transferee Letter as in effect on the date of the related Transfer, at such time and each other Person who has been consented to as a potential Transferee by the Transferor and the Insurer (if the Insurer is then the Control Party) (which consents shall not be unreasonably withheld) or (ii) after the Conversion Date or otherwise if the Transferee is a Transferee of an Equipment Loan Note, a Receivables Note or the rights thereunder and not of any Commitment, any Transferee.

          "Person" shall mean an individual, partnership, corporation, business trust, statutory trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Pooling and Servicing Agreement" shall have the meaning specified in the recitals to this Agreement.

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          "Primary Purchaser" shall mean with respect to each Purchaser Group, each CP Conduit, and to the extent that a Purchaser Group does not contain a CP Conduit, each Note Purchaser in such Purchaser Group.

          "Purchaser Group" shall mean each Equipment Loan Purchaser Group and each Receivables Purchaser Group, as applicable.

          "Purchaser Percentage" shall mean, with respect to a Primary Purchaser, its Maximum Purchase Amount as a percentage of the Equipment Loan Facility Limit or Receivables Loan Facility Limit, as applicable.

          "Qualified Special Purpose Entity" has the meaning set forth in the Statement of Financial Accounting Standards No. 140, and any successor promulgation.

          "Receivables Advance Increase" shall mean the amount of each Advance made to the Receivables Notes on each Receivables Borrowing Date.

          "Receivables Borrowing Date" shall mean each date on which a Receivables Advance Increase occurs.

          "Receivables Facility Limit" shall mean, for any day, $60,000,000, minus the excess, if any, of (x) the Equipment Loan Note Principal Balance on such day over (y) $240,000,000.

          "Receivables Initial Advance" shall mean shall mean the amount of the Advance made on the Receivables Notes on the Closing Date.

          "Receivables Monthly Interest" shall mean, for any Distribution Date, the Receivables Monthly Interest and Fees for the Interest Period ended on the day preceding such Distribution Date.

          "Receivables Monthly Interest and Fees" shall mean, for any Interest Period, the sum of (i) interest on the Receivables Note Principal Balance for the Interest Period ended on such Distribution Date computed pursuant to subsection 2.2(a) and subsection 2.2(e), plus (ii) the Receivables Unused Facility Fee with respect to such Interest Period.

          "Receivables Note Owners" shall mean the Receivables Note Purchasers that are owners of record of the Receivables Notes or, with respect to any Receivables Note held by an Agent hereunder as nominee on behalf of Receivables Note Purchasers in a Receivables Purchaser Group, the Receivables Note Purchasers that are beneficial owners of such Receivables Note as reflected on the books of such Agent in accordance with this Agreement and the Related Documents.

          "Receivables Note Principal Balance" shall mean the outstanding principal balance of all Advances on such Receivables Notes.

          "Receivables Note Purchasers" shall mean, collectively, the CP Conduits and the Committed Purchasers that are members of a Receivables Purchase Group.

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          "Receivables Notes" has the meaning specified in the recitals to this
Agreement.

          "Receivables Percentage Interest" shall mean, for a Receivables Note Purchaser on any day, the percentage equivalent of (a) the sum of (i) the portion of the Receivables Initial Advance (if any) purchased by such Receivables Note Purchaser, plus (ii) the aggregate portion of Receivables Advance Increases (if any) purchased by such Receivables Note Purchaser prior to such day pursuant to this Agreement, plus (iii) any portion of the Receivables Note Principal Balance acquired by such Receivables Note Purchaser as an Assignee from another Receivables Note Purchaser pursuant to a Transfer Supplement executed and delivered pursuant to Section 7.1, minus (iv) the aggregate amount of principal payments made with respect to the Receivables Notes to such Receivables Note Purchaser prior to such day, minus (v) any portion of the Receivables Note Principal Balance assigned by such Receivables Note Purchaser to an Assignee pursuant to a Transfer Supplement executed and delivered pursuant to Section 7.1, divided by (b) the aggregate Receivables Note Principal Balance on such day.

          "Receivables Purchaser Group" shall mean each group of Receivables Note Purchasers consisting of at least one Committed Purchaser and an Agent. Purchaser Groups may also contain a CP Conduit. The initial Receivables Note Purchaser Groups shall be (i) SPARC, as CP Conduit, and CIBC, as a Committed Purchaser and Agent and (ii) Triple-A One Funding Corporation, as CP Conduit, Bear Stearns, as a Committed Purchaser and MBIA Insurance Corporation, as Agent.

          "Receivables Unused Facility Fee" shall have the meaning, with respect to each Receivables Purchaser Group, specified in the Applicable Margin Fee Letter.

          "Regulatory Change" shall mean, as to each Note Purchaser, Participant or Affected Party, any change, or any generally accepted change in the interpretation or application, occurring after the date of the execution and delivery of this Agreement or, if later, the date of the execution and delivery of the Transfer Supplement by which it became party to this Agreement; in the case of a Participant, any change occurring after the date on which its Participation became effective; or in the case of an Affected Party, any change occurring after the date it became such an Affected Party, in any (or the adoption after such date of any new):

               (i) United States federal or state law or foreign law applicable to such Note Purchaser, Participant or Affected Party; or

               (ii) regulation, interpretation, directive, guideline or request (whether or not having the force of law) applicable to such Note Purchaser, Participant or Affected Party of any court or other judicial authority or any Governmental Authority charged with the interpretation or administration of any law referred to in clause (i) or of any fiscal, monetary, banking or other Governmental Authority or central bank having jurisdiction over such Note Purchaser, Participant or Affected Party or charged with the administration, interpretation or application of any such regulation, interpretation, directive, guideline or request. For avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change herein.

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          "Related Documents" shall mean, collectively, this Agreement
(including all effective Fee Letters and Transfer Supplements), the Transfer and Servicing Agreements, the Indenture, the Trust Agreement, the Administration Agreement, the Notes, the Custodial Agreement, and all agreements and instruments related thereto.

          "Replacement Purchaser" has the meaning specified in subsection
7.1(j).

          "Required Equipment Loan Note Owners" as to any Purchaser Group, shall mean, at any time, Equipment Loan Note Owners having more than two-thirds of the aggregate Percentage Interests of all Equipment Loan Note Owners in such Purchaser Group.

          "Required Equipment Loan Note Purchasers" as to any Purchaser Group, shall mean, at any time, Committed Purchasers having Commitments aggregating more than two-thirds of all of the Commitments in such Purchaser Group.

          "Required Receivables Note Owners" as to any Purchaser Group, shall mean, at any time, Receivables Note Owners having more than two-thirds of the aggregate Percentage Interests of all Receivables Note Owners in such Purchaser Group.

          "Required Receivables Note Purchasers" as to any Purchaser Group, shall mean, at any time, Committed Purchasers having Commitments aggregating more than two-thirds of all of the Commitments in such Purchaser Group.

          "Requirement of Law" shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such or to which such Person is subject, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "SPARC" shall mean Special Purpose Accounts Receivables Cooperative Corporation, a cooperative corporation organized under the Consumer Cooperative Corporation Law of the State of California.

          "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor that is a nationally recognized statistical rating organization.

          "Successor Servicer" shall have the meaning specified in Section 8.5.

          "Support Advances" shall mean, with respect to a CPC Committed Purchaser and its related CP Conduit, any participation held by such CPC Committed Purchaser in such CP Conduit's Percentage Interest in the Equipment Loan Note Principal Balance or Receivables Note Principal Balance, as applicable, which was purchased from such CP Conduit pursuant to a Support Facility and any loans or other advances made by such CPC Committed Purchaser to such CP Conduit pursuant to a Support Facility to fund such CP Conduit's making or maintaining its purchases hereunder up to the amount of the related Advance (but excluding any such loans or advances made to fund such CP Conduit's obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its purchases hereunder). In

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the event that such CPC Committed Purchaser and its related CP Conduit are both
Equipment Loan Note Purchasers and Receivables Note Purchasers, such CPC Purchaser shall be deemed to hold separate Support Advances hereunder in each such capacity.

          "Support Facility" shall mean any liquidity or credit support agreement with a CP Conduit which relates to this Agreement (including any master repurchase agreement or an agreement to purchase an assignment of or participation in Equipment Loan Notes or Receivables Notes), it being understood that such liquidity or credit support may also relate to other transactions.

          "Support Party" shall mean any other bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of or to provide credit support for the benefit of a CP Conduit (including by agreement to purchase an assignment of or participation in Equipment Loan Notes or Receivables Notes) under a Support Facility. Each CPC Committed Purchaser for a CP Conduit which is a CP Conduit shall be deemed to be a Support Party for such CP Conduit.

          "Taxes" has the meaning specified in subsection 2.4(a).

          "Total Equipment Loan Commitment" shall mean, on any date of determination, the aggregate of all the Commitments of all Committed Purchasers in all Equipment Loan Purchaser Groups.

          "Total Receivables Commitment" shall mean, on any date of determination, the aggregate of all the Commitments of all Committed Purchasers in all Receivables Purchaser Groups.

          "Transfer" has the meaning specified in subsection 7.1(c).

          "Transfer Supplement" has the meaning specified in subsection 7.1(e).

          "Transferee" has the meaning specified in subsection 7.1(c).

          "Transferor" has the meaning specified in the preamble to this Agreement.

          "Trust" has the meaning specified in the recitals to this Agreement.

          "written" or "in writing" (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

          1.2 Other Definitional Provisions.

          (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings as set forth herein when used in any certificate or other document made or delivered pursuant hereto.

          (b) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation". References to any Person include that Person's successors in interest.

                    ARTICLE 2 AMOUNT AND TERMS OF COMMITMENTS

          2.1 Purchases.

          (a) On and subject to the terms and conditions of this Agreement (including Article 3 and clause (g) below), on the Closing Date each initial Primary Purchaser may purchase its Purchaser Percentage of the Equipment Loan Initial Advance or the Receivables Initial Advance, as applicable, for a purchase price equal to the portion of the Equipment Loan Initial Advance or the Receivables Initial Advance, as applicable, so purchased. The determination of whether an initial Primary Purchaser will make such purchase may, less such amounts as the Issuer and the initial Primary Purchasers shall agree, be made by the related Agent for such Primary Purchaser.

          (b) On and subject to the terms and conditions of this Agreement (including Article 3 and clause (g) below) and prior to the Conversion Date, each Primary Purchaser may purchase its Purchaser Percentage of any Equipment Loan Advance Increase or Receivables Advance Increase, as applicable, offered for purchase hereunder for a purchase price equal to the Equipment Loan Advance Increase or the Receivables Advance Increase, as applicable, so purchased. The determination of whether an initial Primary Purchaser will make such purchase may be made by the related Agent for such Primary Purchaser.

          (c) Each purchase of any Equipment Loan Advance Increase or Receivables Advance Increase hereunder shall be in accordance with the provisions hereof upon delivery of an Advance Increase Notice by the Issuer to each Agent and the Indenture Trustee received no later than 5:00 p.m., New York City time, at least two Business Days prior to the applicable Equipment Loan Borrowing Date or Receivables Borrowing Date (or such shorter period as may be agreed to by each Agent). Each Advance Increase Notice shall be irrevocable and shall specify an Advance of at least $1,000,000, unless each Committed Purchaser otherwise agrees, and in an integral multiple of $100,000. The Issuer may not deliver more than one Advance Increase Notice with respect to an Equipment Loan Advance Increase and more than one Advance Increase Notice with respect to a Receivables Advance Increase in any calendar week, unless each Agent otherwise agrees, which consent shall not be unreasonably withheld. The Indenture Trustee shall forward a copy of such Advance Increase Notice to each applicable Equipment Loan Note Purchaser or Receivables Note Purchaser, by not later than 10:00 a.m. on the next Business Day as set forth herein.

          (d) Each CP Conduit shall notify the Agent for its Purchaser Group by 10:00 a.m., New York City time, on the applicable Purchase Date whether it has elected to make the purchase offered to it pursuant to subsection 2.1(a) or 2.1(b). In the event that a CP Conduit shall not have timely provided such notice, such CP Conduit shall be deemed to have elected not to make such purchase. Such Agent shall notify each CPC Committed Purchaser for such CP Conduit on or prior to 11:00 a.m., New York City time, on the applicable Purchase Date if such CP Conduit has not elected to purchase its entire Purchaser Percentage of the Equipment Loan Initial Advance, the Equipment Loan Advance Increase, the Receivables Initial Advance, or the Receivables Advance Increase, as the case may be, which notice shall specify (i) the identity of such CP Conduit, (ii) the portion of the Equipment Loan Initial Advance, the Equipment Loan Advance Increase, the Receivables Initial Advance, or the Receivables Advance Increase, as the case may be, which such CP Conduit has not elected to purchase as provided above, and (iii) the respective Liquidity Percentages of such CPC Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice and the satisfaction of the applicable conditions set forth in Article 3 and clause (g) below, each of such CP Conduit's CPC Committed Purchasers shall make a purchase of Equipment Loan Notes or Receivables Notes, as applicable, on the applicable Purchase Date in an amount equal to its Liquidity Percentage of the portion of the Equipment Loan Initial Advance, the Equipment Loan Advance Increase, the Receivables Initial Advance, or the Receivables Advance Increase, as the case may be, which such CP Conduit has not elected to purchase, for a purchase price equal to its share of the Equipment Loan Initial Advance, the Equipment Loan Advance Increase, the Receivables Initial Advance, or the Receivables Advance Increase, as applicable, so purchased.

          (e) All purchases made pursuant to this Note Purchase Agreement by each Note Purchaser in a Purchaser Group shall be evidenced by one Equipment Loan Note or Receivables Note, as applicable, for such Purchaser Group issued pursuant to the Indenture in the name of the related Agent for such Purchaser Group or, if requested by such Agent, in the name of the relevant Primary Purchaser. Each Equipment Loan Note Purchaser's or Receivables Note Purchaser's, as applicable, purchase price payable pursuant to subsection 2.1(a), 2.1(b) or 2.1(d) shall be made available to the Issuer at such account as it shall direct or to the Agent for its Purchaser Group at the account of the Agent specified in
Section 8.2(b), subject to the fulfillment of the applicable conditions set forth in Article 3, if to the Agent, at or prior to 2:00 p.m., New York City time, and if to the Issuer, at or prior to 3:00 p.m., New York City time, on the applicable Purchase Date, by deposit of immediately available funds. If such funds are to be remitted to an Agent, such Agent shall promptly notify the Issuer and the Transferor in the event that any Equipment Loan Note Purchaser or Receivables Note Purchaser either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time. Subject to (i) such Agent's receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in
Article 3, as determined by such Agent, such Agent will, not later than 3:00 p.m., New York City time on such Purchase Date, make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Issuer in the United States specified in the applicable Advance Increase Notice or, in the case of the purchase on the Closing Date, specified in writing by the Issuer to such Agent not later than the one Business Day prior to the Closing Date.

          (f) Notwithstanding the fulfillment of the applicable conditions set forth in Article 3 with respect to a purchase, in the event that a CP Conduit elected to make a purchase on a Purchase Date but failed to make its purchase price available to the Agent for its Purchaser Group when required by subsection 2.1(e), such CP Conduit shall be deemed to have rescinded its election to make such purchase, and none of the Issuer, the Transferor or any other Person shall have any claim against such CP Conduit by reason of its failure to timely make such purchase. In any such case, such Agent shall give notice of such failure not later than 1:00 p.m., New York City time, on the Purchase Date to each CPC Committed Purchaser for such CP Conduit and to the Issuer and the Transferor, which notice shall specify (i) the identity of such CP Conduit, (ii) the amount of the purchase which it had elected but failed to make and (iii) the respective Liquidity Percentages of such CPC Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice, each of such CP Conduit's CPC Committed Purchasers shall purchase a portion of the Equipment Loan Note Principal Balance or Receivables Note Principal Balance, as applicable, in an amount equal to its Liquidity Percentage of the amount described in clause (ii) above at or before 2:00 p.m., New York City time, on such Purchase Date and otherwise in accordance with subsection 2.1(d). Subject to such Agent's receipt of such funds, such Agent will not later than 3:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Issuer described in subsection 2.1(e), which payment shall be deemed to be timely for purposes hereof and of the Indenture.

          (g) Notwithstanding anything herein to the contrary, in no event (i) shall a Committed Purchaser be required on any date to make a purchase of the Equipment Loan Initial Advance or purchase an Equipment Loan Advance Increase which would result in its Percentage Interest of the Equipment Loan Note Principal Balance, determined after giving effect to such purchase, exceeding its Adjusted Commitment with respect thereto; or (ii) may any Equipment Loan Advance Increase or the Equipment Loan Initial Advance be offered for purchase hereunder, nor shall any Equipment Loan Note Purchaser be obligated to purchase any Equipment Loan Advance Increase or the Equipment Loan Initial Advance, to the extent that, after giving effect to such Equipment Loan Advance Increase or purchase of the Equipment Loan Initial Advance, the Equipment Loan Note Principal Balance would exceed the Equipment Loan Facility Limit.

          (h) Notwithstanding anything herein to the contrary, in no event (i) shall a Committed Purchaser be required on any date to make a purchase of the Receivables Initial Advance or purchase a Receivables Advance Increase which would result in its Percentage Interest of the Receivables Note Principal Balance, determined after giving effect to such purchase, exceeding its Adjusted Commitment with respect thereto; or (ii) may any Receivables Advance Increase or the Receivables Initial Advance be offered for purchase hereunder, nor shall any Receivables Note Purchaser be obligated to purchase any Receivables Advance Increase or the Receivables Initial Advance, to the extent that, after giving effect to such Receivables Advance Increase or purchase of the Receivables Initial Advance, the Receivables Note Principal Balance would exceed the Receivables Facility Limit.

          2.2 Interest, Fees, Expenses, Payments, Etc.

          (a) The interest and fees (including the Equipment Loan Facility Fee and the Receivables Facility Fee) on the Equipment Loan Notes and Receivables Notes shall be paid as provided in the Indenture (including Sections 2.7 and 8.2).

          (b) The principal of, and interest and fees in respect of the Equipment Loan Notes shall be paid as provided in Sections 2.7 and 8.2 of the Indenture. Equipment Loan Monthly Interest and Fees for each Interest Period (including the last Interest Period) shall be due and payable on the Distribution Date immediately following such Interest Period. In the case of Equipment Loan Notes held by an Agent as nominee on behalf of an Equipment Loan Note Purchaser in its Purchaser Group, such Agent shall allocate to each Equipment Loan Note Owner in its Purchaser Group each payment in respect of the Equipment Loan Notes received by such Agent in its capacity as Equipment Loan Noteholder as provided herein. Payments in reduction of the portion of the Equipment Loan Note Principal Balance evidenced by an Equipment Loan Note shall be allocated and applied to the Equipment Loan Note Owners of such Equipment Loan Note pro rata based on their respective Percentage Interests of the Equipment Loan Note Principal Balance, or in any such case in such other proportions as each affected Equipment Loan Note Purchaser may agree upon in writing from time to time with such Agent and the Issuer. Payments of interest in respect of the portion of the Equipment Loan Note Principal Balance evidenced by an Equipment Loan Note shall be allocated and applied to Equipment Loan Note Owners of such Equipment Loan Note pro rata based upon the respective amounts of interest due and payable to them, determined as provided above in this Section 2.2.

          (c) The principal of, and interest and fees in respect of the Receivables Notes shall be paid as provided in Sections 2.7 and 8.2 of the Indenture. In the case of Receivables Notes held by an Agent as nominee on behalf of a Receivables Note Purchaser in its Purchaser Group, such Agent shall allocate to the each Receivables Note Owner in its Purchaser Group each payment in respect of the Receivables Notes received by such Agent in its capacity as Receivables Noteholder as provided herein. Payments in reduction of the portion of the Receivables Note Principal Balance evidenced by a Receivables Note shall be allocated and applied to the Receivables Note Owners of such Receivables Note pro rata based on their respective Percentage Interests of the Receivables Note Principal Balance, or in any such case in such other proportions as each affected Receivables Note Purchaser may agree upon in writing from time to time with such Agent and the Issuer. Payments of interest in respect of the portion of the Receivables Note Principal Balance evidenced by a Receivables Note shall be allocated and applied to Receivables Note Owners of such Receivables Note pro rata based upon the respective amounts of interest due and payable to them, determined as provided above in this Section 2.2. Payments of the Receivables Unused Facility Fee shall be allocated and paid to Receivables Note Owners pro rata based upon their respective interest in the Receivables Note Principal Balance for the applicable Interest Period.

          (d) Any fees and any interest thereon or other amounts due and payable hereunder (without regard to any limitations set forth herein on the sources from which such amount may be paid) which are not paid on the due date thereof (including interest payable pursuant to this clause (d)) shall accrue interest (after as well as before judgment) at 2% per annum above the Base Rate plus the Applicable Margin in effect on the date the payment was due from and including the due date thereof to but excluding the date such amount is actually paid.

          (e) Unless otherwise specified in the Applicable Margin Fee Letter, interest calculated by reference to the Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Periodic fees or other periodic amounts payable hereunder shall be calculated, unless otherwise specified in the Fee Letter, on the basis of a 360-day year and for the actual days elapsed.

          (f) All payments to be made hereunder or under the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 11:30 a.m., New York City time, on the due date thereof to the applicable Agent, at its account specified in subsection 8.2(b), in Dollars and in immediately available funds. Payments received by such Agent after 11:30 a.m., New York City time, shall be deemed to have been made on the next Business Day, unless otherwise agreed to by such Agent. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension. To the extent that (i) the Issuer, the Indenture Trustee, the Transferor or the Servicer makes a payment to a Co-Administrative Agent or an Agent or Note Purchaser or (ii) a Co-Administrative Agent or an Agent or Note Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy or insolvency law, state or federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by such Co-Administrative Agent, such Agent or such Note Purchaser, as the case may be.

          2.3 Requirements of Law.

          (a) In the event that any Note Purchaser, Participant or Affected Party, as applicable, shall have reasonably determined that any Regulatory Change shall impose, modify, hold or deem applicable any reserve, special deposit, compulsory loan or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System and any such establishment or interpretation of accounting principles) against assets of or held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, such Note Purchaser or Affected Party, as applicable, or shall impose on any Note Purchaser, Affected Party or the London interbank market any other condition affecting this Agreement, the Indenture or any Transfer and Servicing Agreement, the ownership, maintenance or financing of the Notes, the Trust Estate or payments of amounts due hereunder or its obligations to advance funds hereunder or under a Support Facility and the result of any of the foregoing is to increase the cost to such Note Purchaser or Affected Party, by an amount which such Note Purchaser or Affected Party in good faith deems to be material, of maintaining its Commitment or its interest in the Equipment Loan Notes or Receivables Notes, as applicable, or to reduce any amount receivable in respect thereof, then, in any such case, after submission by such Note Purchaser or Affected Party to the Agent for the related Purchaser Group of a written request therefor and the submission by such Agent to the Issuer, the Transferor and the Servicer of such written request therefor, together with the certificate described in subsection 2.3(d) below, the Servicer shall pay to such Agent for the account of such Note Purchaser or Affected Party any additional amounts necessary to compensate such Note Purchaser or Affected Party for such increased cost or reduced amount receivable, to the extent not already reflected in the applicable interest rate (other than with respect to the applicable margin), together with interest on any such unpaid amount from the Distribution Date following receipt by the Issuer of such request for compensation under this subsection 2.3(a), if such request is received by the Issuer at least five Business Days prior to the Determination Date related to such Distribution Date, and otherwise from the following Distribution Date, until payment in full thereof (after as well as before judgment) at the Federal Funds Rate in effect from time to time.

          (b) In the event that any Note Purchaser or Affected Party, as applicable, shall have reasonably determined that any Regulatory Change regarding capital adequacy or any change in the application of generally accepted accounting principles has the effect of reducing the rate of return on such Note Purchaser's or Affected Party's capital or on the capital of any Person controlling such Note Purchaser or Affected Party as a consequence of its obligations hereunder or with respect hereto or its maintenance of its Commitment or its interest in the Equipment Loan Notes or Receivables Notes, as applicable, to a level below that which such Note Purchaser, Affected Party or such Person could have achieved but for such Regulatory Change (taking into consideration such Note Purchaser's, Affected Party's or Person's policies with respect to capital adequacy) or such accounting change by an amount in good faith deemed by such Note Purchaser, Affected Party or Person to be material, then, from time to time, after submission by such Note Purchaser or Affected Party to the Agent for the related Purchaser Group of a written request therefor and the submission by such Agent to the Issuer, the Transferor and the Servicer of such written request therefor, together with the certificate described in subsection 2.3(d) below, the Issuer and the Servicer shall, on a joint and several basis, pay to such Agent for the account of such Note Purchaser or Affected Party such additional amount or amounts as will compensate such Note Purchaser, Affected Party or Person, as applicable, for such reduction, together with interest on any such unpaid amount from the Distribution Date following receipt by the Issuer of such request for compensation under this subsection 2.3(b), if such request is received by the Issuer at least five Business Days prior to the Determination Date related to such Distribution Date, and otherwise from the following Distribution Date, until payment in full thereof (after as well as before judgment) at the Federal Funds Rate in effect from time to time. Nothing in this subsection 2.3(b) shall be deemed to require the Issuer or the Servicer to pay any amount to a Note Purchaser or Affected Party to the extent such Note Purchaser or Affected Party has been compensated therefor under another provision of this Agreement or to the extent such amount is already reflected in the applicable interest rate (other than with respect to the applicable margin).

          (c) Each Note Purchaser and Affected Party agrees that it shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to subsections 2.3(a) and 2.3(b), including but not limited to designating a different Investing Office for their Equipment Loan Notes or Receivables Notes, as applicable (or any interest therein), if such efforts will avoid the need for, or reduce the amount of, any increased amounts referred to in subsection 2.3(a) or 2.3(b) and will not, in the reasonable opinion of such Note Purchaser or Affected Party, as applicable, be unlawful or otherwise disadvantageous to such Note Purchaser or Affected Party or inconsistent with its policies or regulatory restrictions or result in any unreimbursed cost or expense to such Note Purchaser or Affected Party or in an increase in the aggregate amount payable under subsections 2.3(a) and 2.3(b).

          (d) Each Note Purchaser or Affected Party claiming increased amounts described in subsection 2.3(a) or 2.3(b) will furnish to the Agent for the related Purchaser Group (together with its request for compensation) a certificate prepared in good faith setting forth the basis (which may include the use of estimates derived using commercially reasonable methods) and the calculation of the amount (in reasonable detail) of each request by such Note Purchaser or Affected Party for any such increased amounts referred to in subsection 2.3(a) or 2.3(b). Any such certificate shall be conclusive absent manifest error, and such Agent shall deliver a copy thereof to the Issuer, the Transferor and the Servicer. Failure on the part of any Note Purchaser or Affected Party to demand compensation for any amount pursuant to subsection 2.3(a) or 2.3(b) with respect to any period shall not constitute a waiver of such Note Purchaser's or Affected Party's right to demand compensation with respect to such period; provided, however, that notwithstanding the foregoing provisions of this Section 2.3, a Note Purchaser or Affected Party, as applicable, shall not be compensated for any such amount relating to any period ending more than six months prior to the date that the related Agent for such Note Purchaser or Affected Party notifies the Issuer, the Transferor and the Servicer in writing thereof or for any amounts resulting from a change by any Note Purchaser or Affected Party of its Investing Office (other than changes required by law or changes made pursuant to subsection 2.3(c) or subsection 2.4(d)). Amounts owing under this Section 2.3 by the Issuer shall be due and payable in accordance with Section 8.2 of the Indenture.

          2.4 Taxes.

          (a) All payments made to a Note Purchaser, an Affected Party, the Agents or a Co-Administrative Agent under this Agreement and the Indenture (including all amounts payable with respect to the Equipment Loan Notes or Receivables Notes, as applicable) shall, to the extent allowed by law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp, excise, franchise or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, "Taxes"), excluding (i) income taxes (including branch profit taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on or measured by net income), franchise taxes (imposed in lieu of income taxes), or any other taxes based on or measured by the net income of such Note Purchaser, Affected Party, Participant, Agent or Co-Administrative Agent (as the case may be) or the gross receipts or income of such Note Purchaser, Affected Party, Participant, Agent or Co-Administrative Agent, as the case may be; (ii) any Taxes that would not have been imposed but for the failure of such Note Purchaser, Affected Party, Participant, Agent or Co-Administrative Agent, as applicable, to provide and keep current (to the extent legally able) any certification or other documentation required to qualify for an exemption from, or reduced rate of, any such Taxes or required by this Agreement to be furnished by such Note Purchaser, Affected Party, Participant, Agent or Co-Administrative Agent, as applicable; and (iii) any Taxes imposed as a result of a change by any Note Purchaser, Affected Party or Participant of its Investing Office (other than changes pursuant to this Agreement, including subsection 2.4(c), or required by law) (all such excluded taxes being hereinafter called "Excluded Taxes"). If, as a result of any change in law, treaty or regulation or in the interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the adoption of any law, treaty or regulation, any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Note Purchaser, Affected Party, Agent or Co-Administrative Agent hereunder or under the Indenture, then after submission by any Note Purchaser or Affected Party to the Agent for the related Purchaser Group and by any Agent or Co-Administrative Agent to the Issuer, the Transferor and the Servicer of a written request therefor, together with the certificate described in subsection 2.4(b) below, the amounts so payable to such Note Purchaser, Affected Party, Agent or Co-Administrative Agent, as applicable, shall be increased by the Issuer, and the Servicer shall pay to the applicable Agent for the account of such Note Purchaser or Affected Party or for its own account or to a Co-Administrative Agent, as applicable, the amount of such increase to the extent necessary to yield to such Note Purchaser, Affected Party, Agent or Co-Administrative Agent, as applicable (after payment of all such Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement and the Indenture; provided, however, that the amounts so payable to such Note Purchaser, Affected Party, Agent or Co-Administrative Agent shall not be increased pursuant to this subsection 2.4(a) if such requirement to withhold results from the failure of such Person to comply with subsection 2.4(c); and provided further, however, that the Servicer shall not be required to pay any such additional amounts (or any related interest or penalties) to the extent arising from the result of and attributable to the failure of a Note Purchaser, Affected Party, Agent or Co-Administrative Agent to file in a timely manner any tax returns required to be filed by such Note Purchaser, Affected Party, Agent or Co-Administrative Agent, as applicable, necessary to ensure that the net amount actually received by such Person will equal the full amount such Person would have received had no such deduction or withholding been required. Whenever any Taxes are payable on or with respect to amounts distributed to a Note Purchaser, Affected Party, Agent or Co-Administrative Agent, as promptly as possible thereafter the Servicer shall send to the Agent, on behalf of such Note Purchaser or Affected Party, or to such Agent or Co-Administrative Agent, as applicable, a certified copy of an original official receipt showing payment thereof. If either the Issuer or Servicer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, on behalf of itself or such Note Purchaser or Affected Party, or to such Agent or Co-Administrative Agent, as applicable, the required receipts or other required documentary evidence, the Servicer shall pay to such Agent on behalf of such Note Purchaser or Affected Party or to such Agent or Co-Administrative Agent for its own account, as applicable, any incremental taxes, interest or penalties that may become payable by such Note Purchaser, Affected Party, Agent or Co-Administrative Agent, as applicable, as a result of any such failure.

          (b) A Note Purchaser or Affected Party claiming increased amounts under subsection 2.4(a) for Taxes paid or payable by such Note Purchaser or Affected Party will furnish to the applicable Agent a certificate prepared in good faith setting forth the basis (which may include the use of estimates derived using commercially reasonable methods) and amount of each request by such Note Purchaser or Affected Party for such Taxes, and such Agent shall deliver a copy thereof to the Issuer, the Transferor and the Servicer. An Agent or a Co-Administrative Agent claiming increased amounts under subsection 2.4(a) for its own account for Taxes paid or payable by such Agent or such Co-Administrative Agent, as applicable, will furnish to the Issuer, the Transferor and the Servicer a certificate prepared in good faith setting forth the basis (which may include the use of estimates derived using commercially reasonable methods) and amount of each request by such Agent or such Co-Administrative Agent for such Taxes. Any such certificate of a Note Purchaser, Affected Party, Agent or Co-Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Note Purchaser,

Affected Party, Agent or Co-Administrative Agent to demand additional amounts pursuant to subsection 2.4(a) with respect to any period shall not constitute a waiver of the right of such Note Purchaser, Affected Party, Agent or Co-Administrative Agent, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to such Agent on behalf of such Note Purchaser or Affected Party or to such Agent or Co-Administrative Agent for its own account, as the case may be, on the Distribution Date following receipt by the Issuer of such certificate, if such certificate is received by the Issuer at least five Business Days prior to the Determination Date related to such Distribution Date and otherwise shall be due and payable on the following Distribution Date (or, if earlier, on the Final Scheduled Distribution Date).

          (c) Each Equipment Loan Note Purchaser, each Receivables Note Purchaser and each Participant holding an interest in either the Equipment Loan Notes or Receivables Notes agrees that prior to the date on which the first interest or fee payment hereunder is due thereto, it will deliver to the Issuer, the Transferor, the Servicer, the Indenture Trustee, the applicable Agent and the Co-Administrative Agent (i) if such Equipment Loan Note Purchaser, Receivables Note Purchaser or Participant is not incorporated under the laws of the United States or any state thereof or the District of Columbia, two duly completed copies of the U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN (claiming treaty benefits) or in either case successor applicable forms required to evidence that the Equipment Loan Note Purchaser, Receivables Note Purchaser or Participant is entitled to receive payments under this Agreement and with respect to the Equipment Loan Notes or Receivables Notes, as applicable, without deduction or withholding of any United States federal income taxes, (ii) if such Equipment Loan Purchaser, Receivable Note Purchaser or Participant is incorporated under the laws of the United States of America or any state thereof, or the District of Columbia, a duly completed U.S. Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Equipment Loan Note Purchaser, Receivables Note Purchaser or Participant holding an interest in Equipment Loan Notes or Receivables Notes also agrees to deliver to the Issuer, the Transferor, the Servicer, the Indenture Trustee, the applicable Agent and each Co-Administrative Agent two further copies of such Form W-8ECI, Form W-8BEN or Form W-9, or such successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder, and such extensions or renewals thereof as may reasonably be requested by the Servicer, the Issuer, the Transferor, an Agent or a Co-Administrative Agent, unless in any such case, solely as a result of a change in treaty, law or regulation occurring prior to the date on which any such delivery would otherwise be required, the Equipment Loan Note Purchaser or the Receivables Note Purchaser, as applicable, is no longer eligible to deliver the then-applicable form set forth above and so advises the Servicer, the Issuer, the Transferor and the applicable Agent and each Co-Administrative Agent. Each Equipment Loan Note Purchaser and each Receivables Note Purchaser certifies, represents and warrants as of the Closing Date, each Assignee and each Participant (in either case other than a Support Party) shall certify, represent and warrant as a condition of acquiring its Assignment or Participation as of the effective date of the Transfer Supplement to which it is a party or of such Participation, as the case may be, and each Support Party shall certify, represent and warrant as of the effective date of its becoming a Support Party, that (x) it is entitled to receive payments under this Agreement and with respect to the Equipment Loan Notes or Receivables Notes, as applicable, without deduction or withholding of any United States federal income taxes and (y) it is entitled to an exemption from United States backup withholding.

          (d) Each Note Purchaser and Affected Party agrees that it shall use reasonable efforts to reduce or eliminate any amount due under Section 2.3 or this Section 2.4, including but not limited to designating a different Investing Office for its Equipment Loan Notes or Receivables Notes, as applicable, (or any interest therein) if such designation will eliminate or materially reduce any amount due under Section 2.3 or this Section 2.4 and will not, in the reasonable opinion of such Note Purchaser or Affected Party be unlawful or otherwise disadvantageous to such Note Purchaser or Affected Party or inconsistent with its policies or result in any unreimbursed cost or expense to such Note Purchaser or Affected Party or in an increase in the aggregate amount payable under subsections 2.3(a) and 2.3(b). If such amount is not eliminated by any such designation or no such designation is done and the Note Purchaser does not waive payment of such amount, such Note Purchaser and the Agent for its Purchaser Group hereby severally agree to use reasonable efforts to procure a replacement purchaser not so affected and which is reasonably acceptable to the Transferor, such Agent and each Co-Administrative Agent (a "Replacement Purchaser") to replace such affected Note Purchaser. The Transferor shall also have the right to procure a Replacement Purchaser, provided that such proposed Replacement Purchaser is reasonably acceptable to the Agent for the affected Purchaser Group and the Co-Administrative Agent. No replacement of a Note Purchaser shall be effected pursuant to this subsection 2.4(d) if, after giving effect thereto, any amounts shall be owing to the replaced Note Purchaser hereunder. Each affected Note Purchaser hereby agrees to take all actions necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

          Notwithstanding the foregoing, (i) if the Note Purchaser being replaced pursuant to this subsection is a CPC Committed Purchaser, the Replacement Purchaser shall be acceptable to the related CP Conduit and (ii) if the Note Purchaser being replaced pursuant to this subsection is a CP Conduit, the Replacement Purchaser shall be acceptable to all related CPC Committed Purchasers; and it shall be a condition of such replacement that such Replacement Purchaser enter into substitute Support Facilities for those to which the Note Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In the event that a proposed Replacement Purchaser which has been approved by the Transferor, the applicable Agent and each Co-Administrative Agent as provided in this subsection is not acceptable to the applicable CP Conduit or the applicable Committed Purchasers, as applicable, or has not within a reasonable period entered into applicable Support Facilities, and another replacement Note Purchaser has not been promptly procured as provided in this subsection with the consent of all affected parties, then the Note Purchaser which failed to consent to such replacement or to enter into such Support Facilities may be replaced by a Replacement Purchaser and shall use reasonable efforts to procure a Replacement Purchaser, in each case as provided in this subsection. Amounts owing under this Section 2.4 by the Issuer shall be due and payable in accordance with Section 8.2 of the Indenture.

          If such amount is not eliminated due to the failure to find an acceptable Replacement Purchaser (or such Replacement Purchaser not being acceptable to the related CP Conduit), and the affected Note Purchaser does not waive payment of such amount, the

Transferor shall have the right to procure a replacement purchaser for such Note Purchaser and any additional Note Purchaser in such Note Purchaser's Purchaser Group (the "Exiting Note Purchaser Group") and a replacement agent for the respective Agent in the Exiting Note Purchaser Group (collectively, the "Replacement Purchaser Group"), provided that if the Exiting Note Purchaser Group contains a member that is a Co-Administrative Agent, such proposed Replacement Purchaser Group is reasonably acceptable to the remaining Co-Administrative Agent. No replacement of an Exiting Note Purchaser Group shall be effected pursuant to this subsection 2.4(d) if, after giving effect thereto, any amounts shall be owing to any replaced member of such Exiting Note Purchaser Group hereunder. Each member of the Exiting Note Purchaser Group hereby agrees to take all actions necessary to permit the members of the Replacement Note Purchaser Group to succeed to its rights and obligations hereunder.

          2.5 Indemnification.

          (a) The Issuer and ALS agree to jointly and severally indemnify and hold harmless each Co-Administrative Agent, each Agent, each Note Purchaser and each Affected Party and any director, officer, employee or agent thereof (each such Person being an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable fees and out-of-pocket expenses of counsel) whatsoever (including claims under federal or state securities laws), which the Indemnitee incurs (or which may be claimed against the Indemnitee) by reason of or in connection with (i) the failure of the offer and sale by or on behalf of the Issuer, the Transferor or any of their affiliates of the Notes in accordance with this Agreement and the other Basic Documents to comply with applicable law, (ii) the failure by the Issuer, the Transferor, ALS or the Servicer (if the Servicer is ALS or an Affiliate thereof) to comply with any covenant set forth in this Agreement or any other Basic Document (provided that ALS shall not be liable for any indemnity arising under this clause (ii) as a result of the Issuer's failure to increase or replenish the Letter of Credit after the Closing Date pursuant to Section 3.27 of the Indenture), (iii) reliance on any written false representation or warranty made (including reaffirmation) by the Issuer, the Transferor, ALS or the Servicer (if the Servicer is ALS or an Affiliate thereof) set forth in this Agreement or any other Basic Document, (iv) the failure to vest in the Indenture Trustee a first priority perfected security interest in the Trust Estate, (v) any failure of ALS, as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Basic Documents, (vi) third party claims arising from the commingling of Collections by the Issuer, the Servicer or the Transferor at any time with its other funds or the funds of another Person, (vii) claims by third parties (including parties to the Basic Documents only at a time when a Rapid Amortization Event exists and at all times excluding claims arising among the Agents, Co-Administrative Agents and Note Purchasers) arising out of the servicing of the Loans or Receivables, the use or ownership of the Equipment, or the repossession (other than Losses related to a decline in value of the Equipment repossessed) or operation by the Servicer or any Affiliate thereof of any item of Equipment or collateral therefore, but only so long as and with respect for actions taken while ALS is the Servicer, (viii) any statement, omission or act in connection with the offering, issuance, sale or delivery of any of the Notes and (ix) claims by third parties relating to products liability, lender liability or any other claims by third parties (including parties to the Basic Documents only at a time when a Rapid Amortization Event exists and at all times excluding claims arising among the Agents, Co-Administrative Agents and Note Purchasers) arising from the transactions contemplated by this Agreement or any other Basic Document, except
(A) to the
extent that any such claim, damage, loss, liability, cost or expense shall be caused by the bad faith, willful misconduct or gross negligence of an Indemnitee within the same Equipment Loan Purchaser Group or Receivables Purchaser Group, as applicable, as the Indemnitee making the claim in performing its obligations under this Agreement, (B) for recourse as a result of nonpayment by Obligors for credit reasons on the Accounts or the related Equipment Loans, (C) for recourse as a result of nonpayment by Obligors for credit reasons on the Accounts or the related Receivables or (D) to the extent the same constitute consequential, special or punitive damages. Subject to the limitations set forth above, but without limiting the generality of the foregoing, the Issuer agrees to indemnify and hold harmless each Indemnitee from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including payment of the Equipment Loan Note Principal Balance and payment of the Receivables Note Principal Balance) be imposed on, incurred by or asserted against such Indemnitee in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by any Indemnitee under or in connection with any of the foregoing; provided that the Issuer shall not be liable under this sentence for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Indemnitee within the same Equipment Loan Purchaser Group or Receivables Purchaser Group, as applicable, as the Indemnitee making the claim resulting from its own gross negligence or willful misconduct. Promptly after receipt by an Indemnitee of notice of the commencement of any action, such Indemnitee, as the case may be, will, if a claim in respect thereof is to be made under this subsection 2.5(a), notify the Issuer and the Transferor in writing of the commencement thereof; provided, however, the omission to so notify the Issuer or the Transferor will not relieve the Issuer or the Transferor from any liability which it may have to such Indemnitee under this subsection 2.5(a) except to the extent the Issuer or the Transferor was actually prejudiced by the failure to give such notices promptly. Amounts owing under this Section 2.5(a) by the Issuer shall be due and payable in accordance with Section 8.2 of the Indenture.

          (b) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Indemnitee in respect of which the indemnity provided above may be sought from ALS or the Issuer (the "Indemnifying Party") each such Indemnitee shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party may, within a reasonable time, irrevocably assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee and the payment of all expenses and reasonable legal fees; provided that failure to notify the Indemnifying Party shall not relieve it from any liability it may have to such Indemnitee except to the extent that it shall be actually prejudiced thereby; provided, further, that, the Indemnifying Party shall not be entitled to assume the defense of any such action or proceeding (i) unless the Indemnifying Party shall have acknowledged in writing to the Indemnitee that such action or proceeding is covered by the indemnification set forth in Section 2.5(a), (ii) if the proceeding is a governmental proceeding involving the possible imposition of any criminal liability or penalty, (iii) if the relief sought in such action or proceeding is the seeing of injunctive relief against the Indemnifying Party affecting property, assets or activity not related to this transaction, or (iv) in the reasonable opinion of the Indemnitee, such defense or compromise involves a conflict of interest between such Indemnitee and an Indemnifying Party. The Indemnitee shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnitee; provided, however that the fees and expenses of separate counsel to the Indemnitee in any such proceeding shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding or employ counsel reasonably satisfactory to the Indemnitee in any such action or proceeding within a reasonable time after the commencement of such action or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnitee and the Indemnifying Party, and the Indemnitee shall have been advised in writing by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party which gives rise to a conflict of interest (in which case, if the Indemnitee notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnitee, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnitee and shall be reasonably acceptable to the Indemnitee). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party (to which the Indemnified Party did not consent), but, if settled with its written consent, or if there is a final non-appealable judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this paragraph, the Indemnifying Party agrees to indemnify and hold the Indemnitees harmless from and against any loss or liability by reason of such settlement or judgment.

          (c) Any Successor Servicer, by accepting its appointment pursuant to the Pooling and Servicing Agreement, (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself only the representations and warranties made by the Servicer in Section 4.2 (with appropriate factual changes) and (iii) shall agree to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever which such Indemnitee may incur (or which may be claimed against such Indemnitee) by reason of the bad faith, negligence or willful misconduct of such Servicer in exercising its powers and carrying out its obligations under this Agreement, the Pooling and Servicing Agreement or any Related Document.

          (d) In the event that for any reason, any Note Purchaser receives any repayment of (i) its share of the Equipment Loan Note Principal Balance (A) other than on a Distribution Date or (B) on a Distribution Date if less than 2 Business Days' prior notice of such Distribution Date repayment is received (which notice must specify the amount of such repayment), or (ii) its share of the Receivables Note Principal Balance upon fewer than 1 Business Day's prior written notice no later than 3:00 p.m., New York City time (which notice must specify the amount of such repayment), then in any such case the Issuer agrees to indemnify and hold harmless each affected Note Purchaser against, and to promptly pay on demand directly to such Note Purchaser the amount equal to any loss, cost or expense incurred or suffered by such Note Purchaser as a result of such change, repayment or other action, including any hedge breakage costs and any loss, cost or reasonable out-of-pocket expense incurred or suffered by such Note Purchaser (other than loss of profit) by reason of any prepayment expense incurred or suffered by reason of the liquidation on redeployment of deposits or other funds prepaid, repaid or otherwise acquired by such Note Purchaser, in amounts which correspond to its share of the Equipment Loan Note Principal Balance or Receivables Note Purchase Balance, as applicable. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section 2.5 submitted by a Note Purchaser, an Agent, or a Co-Administrative Agent, as the case may be, to the Issuer, the Transferor and the Servicer shall be conclusive absent manifest error.

          2.6 Expenses, etc.

          (a) The Transferor, ALS and the Issuer (with respect to the Issuer, in accordance with Section 8.2 of the Indenture) agree jointly and severally to pay on demand (i) to each Co-Administrative Agent, each Agent, the initial Equipment Loan Note Purchasers, and the initial Receivables Note Purchasers all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel with respect thereto and the amounts due to Rating Agencies in connection with their rating of the Notes and their review of the Note Purchasers' acquisition and funding of the Notes (including all costs incurred with respect to the confirmation of a CP Conduit's rating on its commercial paper in connection therewith), (ii) to each Co-Administrative Agent, Agent, Equipment Loan Note Purchaser and Receivables Note Purchaser, all reasonable costs and expenses (including reasonable fees and expenses of counsel) in connection with the preparation, negotiation, execution, delivery, distribution, review, amendment (including any requested waivers and consents) of this Agreement or the Related Documents, and (iii) to each Co-Administrative Agent, Agent, Equipment Loan Note Purchaser and Receivables Note Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, in connection with the enforcement of this Agreement or any of the Related Documents, and the other documents delivered thereunder or in connection therewith. Amounts required to be paid by the Transferor pursuant to this subsection 2.6(a) shall not be payable from the Trust Estate.

          (b) The Servicer agrees to pay on demand any and all stamp, transfer and other similar taxes (other than Taxes covered by Section 2.4) and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Related Documents and each related Support Facility, and agrees to save each Equipment Loan Note Purchaser, Receivables Note Purchaser, Agent and Co-Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees. Amounts required to be paid by the Transferor pursuant to this subsection 2.6(b) shall not be payable from the Trust Estate.

          2.7 Deliveries by Note Purchasers. For the purposes of Sections 2.3, 2.4, 2.5, and 2.6 above, all deliveries required to be made by a Note Purchaser to the Issuer, the

Transferor or the Servicer shall be made to each Co-Administrative Agent and to the Agent for such Note Purchaser's Purchaser Group, and one of such Agents who in turn shall make such deliveries to the Issuer, the Transferor and/or the Servicer, as applicable. Such delivery by such Note Purchaser shall not be deemed made until such Agent for such Purchaser Group makes delivery thereof to the Issuer, the Transferor and/or the Servicer, as applicable, as provided in
Section 8.2 below.

                         ARTICLE 3 CONDITIONS PRECEDENT

          3.1 Conditions to Initial Purchase. The following shall be conditions precedent to the initial purchase of the Equipment Loan Notes or Receivables Notes, as applicable, by the Equipment Loan Note Purchasers or Receivables Note Purchasers, as applicable:

          (a) the representations and warranties of the Issuer, the Servicer and the Transferor set forth or referred to in Article 4 and all representations and warranties of the Sellers set forth in the Purchase Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date (except for representations and warranties which relate to a specific date, which shall be true and correct as of such date), and no Rapid Amortization Event or Event of Default, and no event that, after the giving of notice or the lapse of time (or both), would constitute a Rapid Amortization Event or Event of Default, shall have occurred and be continuing on the Closing Date;

          (b) the Applicable Margin Fee Letter shall have been executed and delivered by the Issuer to each Agent;

          (c) the Equipment Loan Notes and the Receivables Notes shall have been duly issued in accordance with the Indenture;

          (d) the Transferor, the Servicer or the Issuer, as applicable, shall have paid all fees payable on the Closing Date to each Co-Administrative Agent, as applicable (for its own account or for the accounts of the initial Note Purchasers), described in the Fee Letter and the Applicable Margin Fee Letter and all reasonable and appropriately invoiced costs and expenses of the Co-Administrative Agents and the initial Agents and the Note Purchasers payable by the Transferor or the Issuer, as applicable, to the extent provided herein, in connection with the transactions contemplated hereby; and

          (e) each Co-Administrative Agent on behalf of the Note Purchasers shall have received on the Closing Date the following items, each of which shall be in form and substance satisfactory to each Agent and each Co-Administrative
Agent:

               (i) an Officer's Certificate of the Servicer confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of the Servicer only) above;

               (ii) an Officer's Certificate of the Transferor confirming the satisfaction of the conditions set forth in clauses (a) (as to representations and warranties of the Transferor only) and (d) above;

               (iii) an Officer's Certificate of the Issuer confirming the satisfaction of the conditions set forth in clauses (a) (as to representations and warranties of the Issuer only) and (c) above;

               (iv) a copy of (A) the certificate of formation and limited liability company agreement or trust agreement, as applicable, of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Closing Date on behalf of, each of the Issuer, the Transferor and the Servicer, certified by its authorized officer, (B) the Trust Agreement and an incumbency certificate with respect to officers of the Owner Trustee executing any of the Related Documents on the Closing Date on behalf of the Issuer and (C) resolutions of the Board of Managers (or an authorized committee thereof) of each of the Transferor and the Servicer with respect to the Related Documents to which it is party, certified by its authorized officer;

               (v) a certificate issued no earlier than 30 days prior to the Closing Date by an appropriate Governmental Authority evidencing the legal existence and good standing of each of the Servicer as a Delaware limited liability company and of Transferor as a Delaware limited liability company;

               (vi) the favorable written opinions of counsel for the Issuer, the Owner Trustee, the Indenture Trustee, the Transferor and the Servicer, addressed to each Co-Administrative Agent, each Agent and each Note Purchaser, dated the Closing Date, covering general corporate matters, no conflicts with any applicable law or other agreements, the due execution and delivery of, and the enforceability of, each of the Basic Documents to which the Issuer, the Owner Trustee, the Indenture Trustee, the Transferor and the Servicer is party, true sale/non-consolidation, perfection and priority of security interest matters, tax characterization of the Issuer and the Notes and such other matters as each Co-Administrative Agent or its counsel may reasonably request;

               (vii) the favorable written opinions of counsel for the Insurer, addressed to each Administrative Agent, each Agent and each Note Purchaser, dated the Closing Date, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Basic Documents to which the Insurer is party

               (viii) evidence of the due execution and delivery by the Owner Trustee, on behalf of the Trust, and the Indenture Trustee of the Related Documents to which each is party;

               (ix) an executed copy of each of the Transfer and Servicing Agreements, the Indenture, the Trust Agreement, the Administration Agreement, the Control Agreement and each of the other Basic Documents;

               (x) a certificate of the Indenture Trustee as to the establishment of certain accounts as provided in the Pooling and Servicing Agreement;

               (xi) the duly executed Equipment Loan Note(s) registered in the name of each Agent as nominee on behalf of the Equipment Loan Note Owners in its Purchaser Group or, if requested by such Agent, in the name of the relevant Primary Purchaser;

               (xii) the duly executed Receivables Note(s) registered in the name of each Agent as nominee on behalf of the Receivables Note Owners in its Purchaser Group or, if requested by such Agent, in the name of the relevant Primary Purchaser;

               (xiii) evidence satisfactory to each Co-Administrative Agent that financing statements duly executed by ALS, each Seller, Alliance Equipment Receivables and the Issuer or other, similar instruments or documents, as may be necessary or, in the opinion of any Co-Administrative Agent, Agent or Note Purchaser, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Related Documents have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid;

               (xiv) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to each Co-Administrative Agent), dated a date reasonably near to the Closing Date, listing all effective financing statements which name ALS or any Seller (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (xiii) above were or are to be filed, together with copies of such financing statements (none of which, other than financing statements naming the party under the Related Documents to which transfers (including grants of security interests) thereunder purport to have been made shall cover any of the property purported to be conveyed thereunder);

               (xv) evidence satisfactory to each Co-Administrative Agent that the Notes are rated Aaa by Moody's with shadow ratings of Baa2 and AAA by Standard & Poor's with shadow ratings of BBB;

               (xvi) evidence satisfactory to each initial CP Conduit that its purchase of Equipment Loan Notes and Equipment Loan Advance Increases hereunder (if any) will not result in a reduction or withdrawal of the rating of its Commercial Paper by the Rating Agencies;

               (xvii) evidence satisfactory to each initial CP Conduit that its purchase of Receivables Notes and Receivables Advance Increases hereunder (if any) will not result in a reduction or withdrawal of the rating of its Commercial Paper by the Rating Agencies;

               (xviii) an executed copy of a membership agreement between SPARC and the Issuer;

               (xix) an executed copy of each agreement, in a form acceptable to each Co-Administrative Agent, necessary for the termination of all agreements and security interests relating to the warehouse facility in the form attached hereto as Exhibit C; and

               (xx) such additional documents, instruments, certificates or letters as any Co-Administrative Agent, Agent or Note Purchaser may reasonably request.

          3.2 Condition to Additional Purchases. The following shall be conditions precedent to the obligation of any Note Purchaser to purchase its share of the Equipment Loan Initial Advance, any Equipment Loan Advance Increase, Receivables Initial Advance or any

Receivables Advance Increase, as applicable, on any Purchase Date (including the Closing Date);

          (a) except in the case of the initial purchase on the Closing Date, each Agent shall have timely received a properly completed Advance Increase Notice;

          (b) (i) all interest, fees, expenses and all other amounts then due and payable to any Co-Administrative Agent, Note Purchaser or Agent hereunder shall have been paid, and (ii) no Rapid Amortization Event or Event of Default, and no event that, after the giving of notice or the lapse of time (or both), would constitute a Rapid Amortization Event or Event of Default, shall have occurred and be continuing that has not been waived in writing by the Control Party;

          (c) (i) in the case of the Closing Date, all conditions to the issuance of the Notes set forth in the Indenture or any other Related Document shall have been satisfied, (ii) in the case of any Equipment Loan Borrowing Date, all conditions to the occurrence of the Equipment Loan Advance Increase to occur on such Equipment Loan Borrowing Date set forth in the Indenture or any other Related Document shall have been satisfied and (iii) in the case of any Receivables Borrowing Date, all conditions to the occurrence of the Receivables Advance Increase to occur on such Receivables Borrowing Date set forth in the Indenture or any other Related Document shall have been satisfied;

          (d) after giving effect to the issuance of the Equipment Loan Notes, the issuance of the Receivables Notes, the Equipment Loan Advance Increase or the Receivables Advance Increase, as applicable, all representations and warranties of the Transferor, the Issuer, the Seller and the Servicer contained herein or made or reaffirmed on the related Purchase Date in the Related Documents, or otherwise made in writing pursuant to any of the provisions hereof or thereof, shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (other than representations and warranties which specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date);

          (e) after giving effect to the issuance of the Equipment Loan Notes or the Equipment Loan Advance Increase to occur on such Purchase Date, the Equipment Loan Note Principal Balance shall be equal to or less than the lesser of (i) the Equipment Loan Facility Limit and (ii) the Equipment Loan Borrowing Base as set forth in the related Advance Increase Notice;

          (f) after giving effect to the issuance of the Receivables Notes or the Receivables Advance Increase to occur on such Purchase Date, the Receivables Note Principal Balance shall be equal to or less than the lesser of (i) the Receivables Facility Limit and (ii) the Receivables Borrowing Base as set forth in the related Advance Increase Notice;

          (g) (i) after giving effect to the issuance of the Equipment Loan Notes on the Closing Date, the Weighted Average Life of the Eligible Loans in the Trust shall not be greater than 3.5 years and (ii) after giving effect to any Equipment Loan Advance Increase to occur on any Purchase Date, (x) the Weighted Average Life of the Eligible Loans in the Trust shall not have been greater than 3.5 years for the period of 6 consecutive calendar months ending on such Purchase Date and (y) if the Weighted Average Life of the Eligible Loans in the Trust shall be greater than 3.5 years on such Purchase Date, the Weighted Average Life of the Eligible Loans in the Trust after giving effect to such Equipment Loan Advance Increase shall be less than the Weighted Average Life of the Eligible Loans in the Trust before giving effect to such Equipment Loan Advance Increase;

          (h) after giving effect to the issuance of the Equipment Loan Notes or the Equipment Loan Advance Increase to occur on such Purchase Date, the weighted average effective interest rate of Equipment Loans with fixed interest rates in the Trust shall not be less than 9.50% per annum;

          (i) after giving effect to the issuance of the Equipment Loan Notes or the Equipment Loan Advance Increase to occur on such Purchase Date, the aggregate Loan Balance (net of security deposits) of all Equipment Loans with fixed interest rates in the Trust shall not be greater than (x) $100,000,000 (if such date is on or prior to the 25th Distribution Date) or (y) $110,000,000 at any time thereafter; and

          (j) in the case of each Equipment Loan Borrowing Date and Receivables Borrowing Date, the Issuer shall have delivered to each Agent an Officer's Certificate dated such Equipment Loan Borrowing Date or Receivables Borrowing Date, as applicable, certifying that the applicable conditions described in subsections 3.2(a) through 3.2(g) have been satisfied;

          (k) the Conversion Date shall not have occurred.

                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES

          4.1 Representations and Warranties of the Issuer. The Issuer represents and warrants to the Note Purchasers, the Agents and the Co-Administrative Agents that the representations and warranties of the Issuer set forth in the Transfer and Servicing Agreements, the Indenture and the other Related Documents to which it is a party are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date).

          4.2 Representations and Warranties of the Transferor and the Servicer. Each of the Transferor and the Servicer severally (each with respect to itself only) represents and warrants to the Note Purchasers, the Agents and the Co-Administrative Agents that its representations and warranties (as Transferor or Servicer, as applicable) set forth in the Pooling and Servicing Agreement and the other Related Documents to which it is a party are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date).

          4.3 Representations and Warranties of the Note Purchasers. Each of the Note Purchasers severally (each with respect to itself only) represents and warrants to, and agrees with, the Issuer, the Servicer and the Transferor that:

          (a) Such Note Purchaser is duly authorized to enter into and perform this Agreement and its respective Investment Letter and has duly executed and delivered this Agreement and such Investment Letter;

          (b) This Agreement constitutes the valid and binding obligation of such Note Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership and other laws relating to, or affecting generally, the enforcement of creditors' rights and remedies as the same may be applied in the event of the bankruptcy, insolvency, reorganization, receivership or liquidation or a similar event of such Note Purchaser or a moratorium applicable to such Note Purchaser and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

          (c) No registration with, consent or approval of or other action by any federal, state, or other Governmental Authority or regulatory body having jurisdiction over such Note Purchaser is required in connection with the execution, delivery or performance by such Note Purchaser of this Agreement.

                               ARTICLE 5 COVENANTS

          5.1 Covenants. Each of the Issuer, the Transferor, the Seller and the Servicer severally covenants and agrees, in each case as to itself individually or in such respective capacities, each with respect to itself only, until termination of this Agreement as provided herein, unless the Required Equipment Loan Note Owners, the Required Equipment Loan Note Purchasers, the Required Receivables Note Owners and the Required Receivables Note Purchasers shall otherwise consent in writing, that:

          (a) Unless waived in writing by the Control Party, each of the Issuer, the Transferor, the Seller and the Servicer, as applicable, shall perform in all material respects each of the respective agreements and warranties applicable to it under the Related Documents to which it is a party and comply in all material respects with each of the respective terms and provisions applicable to it under the Related Documents to which it is party, which agreements and warranties are hereby incorporated by reference into this Agreement as if set forth herein in full;

          (b) The Transferor, the Issuer and the Servicer, as applicable, shall promptly furnish to each Agent and Co-Administrative Agent (i) a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of the Transferor, the Issuer or the Servicer, as applicable, to the holders of Notes concurrently therewith, and (ii) such other information, documents, records or reports respecting the Equipment Loans and Receivables, the Issuer, the Transferor or the Servicer which is in the possession or under the control of the Issuer, the Transferor or the Servicer, as the case may be, as any Co-Administrative Agent may from time to time reasonably request;

          (c) Without limitation of the provisions of subsection 5.1(b) above, the Servicer (with respect to clauses (i), (ii) and (iii) of this subsection 5.1(c)) and the Issuer (with respect to clause (iv) of this subsection 5.1(c)) shall furnish to each Agent (i) with respect to each Distribution Date, a copy of the completed Monthly Report furnished to each initial Noteholder, the Insurer and the Rating Agencies pursuant to Section 5.08 of the Pooling and Servicing Agreement, (ii) a copy of each annual certified public accountants' reports received by the Indenture Trustee, the Owner Trustee, the Servicer and the Insurer pursuant to Section 5.02(a) of the Pooling and Servicing Agreement,
(iii) a copy of each Officer's Certificate of the Servicer furnished to the Indenture Trustee, the Owner Trustee and the Insurer pursuant to Section 5.01(a) of the Pooling and Servicing Agreement and (iv) a copy of each Opinion of Counsel delivered pursuant to subsection 3.6 or Section 12.1 of the Indenture);

          (d) Each of the Issuer, the Transferor and the Seller, as applicable, shall furnish to each Agent promptly after known to such party, information with respect to any action, suit or proceeding involving such party or any of its Affiliates by or before any court or any Governmental Authority which, if adversely determined, would be reasonably likely to result in a material and adverse effect on the transactions contemplated by, or such party's ability to perform its obligations under, this Agreement or the Related Documents;

          (e) From the date hereof until the termination date of this Agreement, unless waived by the Control Party, each of the Issuer, the Transferor and the Servicer, as applicable, will comply with the provisions set forth in Section
5.03 of the Pooling and Servicing Agreement;

          (f) The Transferor and Servicer shall furnish to each Agent, promptly after the occurrence of any Rapid Amortization Event or Event of Default, a certificate of an appropriate officer of the Transferor setting forth the information provided in the certificate delivered pursuant to subsection 4.1(k) of the Indenture;

          (g) The Transferor, the Issuer and the Servicer, as applicable, shall comply with the provisions set forth in Section 9.2 of the Indenture; and

          (h) Each statement of the Servicer delivered in accordance with
Section 12.1 of the Indenture shall be correct in all material respects and shall have been prepared, in all material respects, in accordance with the applicable provisions of the Related Documents.

                            ARTICLE 6 THE NOTE AGENTS

          6.1 Authorization and Action of the Note Agents. (a) Each Note Purchaser hereby appoints and authorizes each Co-Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Indenture, any Transfer and Servicing Agreement and any other Related Documents as are delegated to any Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Note Purchaser in each Purchaser Group hereby appoints and authorizes the Agent for such Purchaser Group as the agent of such Note Purchaser under this Agreement to take such action as agent on its behalf and to exercise such powers under this Agreement, the Indenture, the Pooling and Servicing Agreement and any other Related Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither any Administrative Agent nor any Agent (each Co-Administrative Agent and Agent being referred to in this Article as a "Note Agent") shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Note Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Note Agent. In furtherance, and without limiting the generality of the foregoing, each CP Conduit and each Committed Purchaser hereby appoints the Co-Administrative Agent and the applicable Agent as its agent to execute and deliver all further instruments and documents, and agrees to take all further action that the Co-Administrative Agent or Agent, as applicable, may deem necessary or appropriate or that a CP Conduit or a Committed Purchaser may reasonably request in order to perfect, protect or more fully evidence the interests transferred or to be transferred from time to time by the Transferor or the Issuer hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder. With respect to actions which are incidental to the actions specifically delegated to any Agent hereunder, such Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Co-Administrative Agent or upon the direction of the Note Purchaser in its Purchaser Group; provided, however, no Note Agent shall be required to take any action hereunder if the taking of such action, in the reasonable determination of such Note Agent, shall be in violation of any applicable law, rule or regulation or contrary to any provision of this Agreement or shall expose such Note Agent to liability hereunder or otherwise. Each Note Agent shall exercise such rights and powers vested in it by this Agreement, the Indenture, the Pooling and Servicing Agreement and any other Related Documents, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) No Note Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Rapid Amortization Event or Event of Default unless such Note Agent has received notice from the Issuer, the Transferor, the Servicer, the Indenture Trustee or any Note Purchaser, referring to this Agreement and describing such event. In the event that any Co-Administrative Agent receives such a notice, it shall promptly give notice thereof to each Co-Administrative Agent and Agent, and in the event any Agent receives such a notice, it shall promptly give notice thereof to the Note Purchasers in its Purchaser Group. Each Co-Administrative Agent and Agent shall take such action with respect to such event as shall be reasonably directed by (i) the Required Equipment Loan Owners, (ii) the Required Receivables Owners, (iii) the Required Equipment Loan Purchasers and (iv) the Required Receivables Purchasers; provided, that unless and until such Note Agent shall have received such directions, such Co-Administrative Agent or Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Note Purchasers or of the Note Purchasers in its Purchaser Group, as applicable.

          (c) The Co-Administrative Agents shall not, without the prior written consent of each Agent and each Note Purchaser, agree or consent to any amendment, modification or waiver of any provision of this Agreement, the Transfer and Servicing Agreements or the Indenture which would in any way (i) reduce, impair or change the timing of payments required to be made by the Transferor, the Issuer or the Servicer or the application of the proceeds of such payments, (ii) increase the Servicing Fee, (iii) release any material portion of the property subject to the liens provided by the Pooling and Servicing Agreement and the Indenture (other than as expressly contemplated herein or therein) or (iv) permit the appointment of any Person (other

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

than the Back-up Servicer) as Successor Servicer. No Agent shall agree to any amendment of this Agreement which increases the dollar amount of the commitment of its related Committed Purchaser without the prior consent of such Committed Purchaser. In addition, each Agent agrees that it shall not agree to any amendment of this Agreement not specifically described in the two preceding sentences without the consent of the Committed Purchasers and the related CP Conduit (if any) in its Purchaser Group. In the event the Agent requests a Person's consent pursuant to the foregoing provisions and the Agent does not receive a response to such request (either positive or negative) from such Person within 10 Business Days of such Person's receipt of such request, then such Person (and its percentage interest hereunder) shall be disregarded in determining whether the Agent shall have obtained sufficient consent hereunder.

          (d) Each Note Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Note Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          6.2 Note Agent's Reliance, Etc. Neither any Note Agent nor any of its directors, officers, agents or employees shall be liable to any CP Conduit or Committed Purchaser for any action taken or omitted to be taken by it or them as a Note Agent under or in connection with this Agreement, the Indenture, the Transfer and Servicing Agreements or any other Related Document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, each Note Agent: (i) may consult with legal counsel (including counsel for the Transferor, the Issuer or the Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any CP Conduit or any Committed Purchaser and shall not be responsible to any CP Conduit or any Committed Purchaser for any statements, warranties or representations made in or in connection with this Agreement;
(iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Indenture, any Transfer and Servicing Agreement or any other Related Document on the part of the Transferor, the Issuer or the Servicer or to inspect the property (including the books and records) of the Transferor, the Issuer or the Servicer; (iv) shall not be responsible to any CP Conduit or any Committed Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Indenture, any Transfer and Servicing Agreement or any other Related Document or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability to any CP Conduit or Committed Purchaser under or in respect of this Agreement, the Indenture, any Transfer and Servicing Agreement or any other Related Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties. Each Note Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Equipment Loan Note Owners, the Required Equipment Loan Note Purchasers, the Required Receivables Note Owners and the Required Receivables Note Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by (A) in the case of the Co-Administrative Agents, the Committed Purchasers or (B) in the case of an Agent, the Committed Purchasers in its Purchaser Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Co-Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) the Required Equipment Loan Note Owners, (ii) the Required Equipment Loan Note Purchasers, (iii) the Required Receivables Note Owners and (iv) the Required Receivables Note Purchasers (or their Agents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Equipment Loan Note Purchasers and Receivables Note Purchasers. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) the Required Equipment Loan Owners, (ii) the Required Receivables Owners, (iiii) the Required Equipment Loan Purchasers and (iv) the Required Receivables Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Equipment Loan Note Purchasers or Receivables Note Purchasers in such Purchaser Group.

          6.3 Credit Decision. Each CP Conduit and each Committed Purchaser acknowledges that it has, independently and without reliance upon either Co-Administrative Agent, any of the Co-Administrative Agents' Affiliates, any Agent, any other Committed Purchaser or any other CP Conduit and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement, the Indenture, any Transfer and Servicing Agreement and any other Related Documents to which it is a party and, if it so determines, to accept the transfer to its related Agent on its behalf of its interest in the Equipment Loan Note or Receivables Note, as applicable, hereunder. Each CP Conduit and each Committed Purchaser also acknowledges that it will, independently and without reliance upon any Co-Administrative Agent, any of the Co-Administrative Agents' Affiliates, any Agent, any other Committed Purchaser or any other CP Conduit and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement, the Indenture, any Transfer and Servicing Agreement and any other Related Documents to which it is a party. Except, in the case of a Note Agent, for notices, reports and other documents received by such Note Agent under Section 5.1, no Note Agent shall have any duty or responsibility to provide any Note Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Transferor, the Servicer, the Issuer, the Accounts, the Equipment Loans, the Receivables or the Indenture Trustee which may come into the possession of such Note Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          6.4 Indemnification of each Note Agent. (i) The Committed Purchasers agree to indemnify each Co-Administrative Agent in its capacity as such (without limiting the obligation (if any) of the Issuer, the Transferor and the Servicer to reimburse each Co-Administrative Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), and (ii) the Committed Purchasers in each Purchaser Group agree to indemnify the Agent for such Purchaser Group in its capacity as such (without limiting the obligation (if any) of the Issuer, the Transferor and the Servicer to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), in each case from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Note Agent (in its capacity as such) in any way relating to or arising out of this Agreement, the Indenture, the Transfer and Servicing Agreements and the other Related Documents or such action taken or omitted by such Note Agent hereunder or thereunder, provided that such Committed Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Note Agent's gross negligence or willful misconduct. Without limitation of the foregoing, the Committed Purchasers agree to reimburse such Note Agent, ratably according to their Commitments (or, if the Commitments have terminated, Percentage Interests), promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by such Note Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, the Indenture, any Transfer and Servicing Agreement and any other Related Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the CP Conduits or the Committed Purchasers hereunder and/or thereunder and to the extent that such Note Agent is not reimbursed for such expenses by the Transferor, the Issuer or the Servicer. The agreements in this Section 6.4 shall survive the payment of the obligations under this Agreement, including the Equipment Loan Note Principal Balance and the Receivables Note Principal Balance.

          6.5 Agents in their Individual Capacity. Each Note Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Issuer, the Transferor or the Servicer as though such Note Agent were not an agent hereunder. In addition, the Note Purchasers acknowledge that one or more Persons which are Note Agents may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity act and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. Any such Person, in its capacity as Note Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as a Note Agent other than as expressly provided in this Agreement. Any Person which is a Note Agent may act as a Note Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

          6.6 Successor Co-Administrative Agent; Successor Agent. Each Co-Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving written notice thereof to each Agent, each CP Conduit, each Committed Purchaser, the Indenture Trustee, the Issuer, the Transferor and the Servicer. If an Administrative Agent shall resign as Co-Administrative Agent under this Agreement, then the Required Equipment Loan Note Purchasers, the Required Equipment Loan Note Owners, the Required Receivables Note Purchasers and the Required Receivables Note Owners, in each case for all Purchaser Groups, shall appoint from among the Committed Purchasers a successor administrative agent. If no such successor Co-Administrative Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after such retiring Co-Administrative Agent's giving of notice of resignation, then such retiring Co-Administrative Agent may, on behalf of the Note Purchasers, appoint a successor Co-

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

Administrative Agent with the prior consent of the Agents (which such consent will not be unreasonably withheld) which such successor Co-Administrative Agent shall be either (i) a commercial bank or other financial institution organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a Person of the type described in clause (i). Any Agent may resign at any time, effective upon the appointment and acceptance of a successor Agent as provided below, by giving written notice thereof to the Note Purchasers in its Purchaser Group, each Co-Administrative Agent and each other Agent, the Indenture Trustee, the Issuer, the Transferor and the Servicer. If an Agent shall resign as Agent under this Agreement, then the Required Equipment Loan Note Purchasers and the Required Equipment Loan Note Owners or the Required Receivables Note Purchasers and the Required Receivables Note Owners, in each case for the applicable Purchaser Group, shall appoint from among the Committed Purchasers in such Purchaser Group a successor agent for such Purchaser Group. If no such successor Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the CP Conduits and the Committed Purchasers in such Purchaser Group, appoint a successor Agent for such group which shall be either (i) a commercial bank or other financial institution organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $50,000,000 or
(ii) an Affiliate of such a Person of the type described in clause (i). An Agent that is in the same Purchaser Group as Bear Stearns shall (subject to such conditions as such Agent and Bear Stearns may mutually agree) resign upon the written request of the Committed Purchasers in its Purchaser Group and will thereupon assign to such Committed Purchasers all of its rights under its Note and the other Transaction Documents. Such Agent shall promptly notify the Indenture Trustee of such assignment and any corresponding changes in wiring instructions. Upon the acceptance of any appointment as a Note Agent hereunder by a successor Note Agent, such successor Note Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the applicable retiring Note Agent accruing after the date of its appointment, and the retiring Note Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Note Agent's resignation hereunder as Note Agent, the provisions of this Article VI shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was such Note Agent under this Agreement.

          6.7 Payments by an Agent. Unless specifically allocated to a CP Conduit or a Committed Purchaser pursuant to the terms of this Agreement, all amounts received by an Agent on behalf of the related CP Conduit(s) or Committed Purchasers) shall be paid by such Agent to such CP Conduit(s) or Committed Purchaser(s), as applicable (at the account specified in writing to such Agent) on the Business Day received by such Agent, unless such amounts are received after 12:00 noon (New York time) on such Business Day, in which case such Agent shall use its reasonable efforts to pay such amounts, on such Business Day, but, in any event, shall pay such amounts not later than 11:00 a.m. (New York time) the following Business Day.

                      ARTICLE 7 SECURITIES LAWS; TRANSFERS

          7.1 Transfers of Notes.

          (a) Each Note Purchaser shall execute and deliver to the Issuer and the Transferor on the Closing Date an Investment Letter substantially in the form attached as Exhibit F to the Indenture Each Note Owner agrees that the interest in the Equipment Loan Notes or Receivables Notes, as applicable, purchased by it will be acquired for investment only and not with a view to any public distribution thereof, and that such Equipment Loan Note Owner or Receivables Note Owner, as applicable, will not offer to sell or otherwise dispose of any Equipment Loan Note or Receivables Note, as applicable, acquired by it (or any interest therein) in violation of any of the requirements of the Securities Act or any applicable state or other securities laws. Each Equipment Loan Note Owner and Receivables Note Owner acknowledges that it has no right to require the Issuer or the Transferor to register, under the Securities Act, as amended, or any other securities law, the Equipment Loan Notes or the Receivables Notes (or any interest therein) acquired by it pursuant to this Agreement or any Transfer Supplement. Each Equipment Loan Note Owner and Receivables Note Owner hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Equipment Loan Notes or Receivables Notes, as applicable, such Equipment Loan Note Owner or Receivables Note Owner has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (b) Each initial purchaser of an Equipment Loan Note or Receivables Note or any interest therein and any Assignee thereof or Participant therein shall certify to the Issuer, the Transferor, the Servicer, the Indenture Trustee, each Co-Administrative Agent and the Agent for its Purchaser Group that it is either (i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) who is entitled to receive payments under this Agreement and with respect to the Equipment Loan Notes or Receivables Notes, as applicable, without deduction or withholding of any United States federal income taxes and whose ownership of any interest in an Equipment Loan Note or a Receivables Note, as applicable, will not result in any withholding obligation with respect to any payments with respect to the Equipment Loan Notes or the Receivables Notes, as applicable, by any Person and who will furnish to the Issuer, the Transferor, the Servicer, the Indenture Trustee, each Co-Administrative Agent, the Agent for its Purchaser Group, and to the Equipment Loan Note Owner or Receivables Note Owner making the Transfer the forms described in subsection 2.4(c).

          (c) Any sale, transfer or other disposition (but not Participation, Assignment, pledge or hypothecation) (any such non-excluded disposition being referred to herein as a "Transfer") of an Equipment Loan Note, Receivables Note or any interest therein may be made only in accordance with this Section 7.1(c) and the Indenture. Any partial Transfer of an interest in an Equipment Loan Note, a Receivables Note, a Commitment or any Purchaser Percentage by a Committed Purchaser shall be in respect of, at least $5,000,000 in the aggregate, which may be composed of (A) Equipment Loan Note Principal Balance or Receivables Note Principal Balance, as applicable, or (B) to the extent in excess of the Equipment Loan Note Principal Balance or Receivables Note Principal Balance, as applicable, subject to such Transfer, Commitment hereunder. Any Transfer of an interest in an Equipment Loan Note or Receivables Note otherwise permitted by this Section 7.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Note Purchaser's interest in such Note. Unless the Transfer occurs between members of the same Purchaser Group, no Equipment Loan Note or Receivables Note or any interest therein may be Transferred to any Person (each, a "Transferee") unless prior to the Transfer the Transferee shall have executed and delivered to the Agent, the Issuer, the Transferor and the Servicer an Investment Letter.

               Each of the Issuer, the Transferor and the Servicer authorizes each Note Purchaser to disclose to any Transferee and Support Party and to any prospective Transferee or Support Party which is a Permitted Transferee any and all confidential information in the Note Purchaser's possession concerning this Agreement or the Related Documents or concerning the Accounts, the Equipment Loans or the Receivables, as applicable, or such party which has been delivered to any Agent or such Note Purchaser pursuant to this Agreement or the Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Note Purchaser by or on behalf of the Issuer, the Transferor and the Servicer in connection with such Note Purchaser's credit evaluation of the Accounts, the Equipment Loans or the Receivables, as applicable, the Issuer, the Transferor or the Servicer prior to becoming a party to, or purchasing an interest in this Agreement, the Equipment Loan Notes or the Receivables Notes.

          (d) Each Equipment Loan Note Purchaser or Receivables Note Purchaser may, in accordance with applicable law, at any time grant participations in all or part of its Commitment or its interest in the Equipment Loan Notes or Receivables Notes, as applicable, including the payments due to it under this Agreement and the Related Documents (each, a "Participation"), to any Permitted Transferee (each such Permitted Transferee, a "Participant"); provided, however, that no Participation shall be granted to any Person (i) until such Person, unless such Person is a member of the same Purchaser Group, shall have executed and delivered to the Agent, the Issuer, the Transferor and the Servicer an Investment Letter, (ii) unless and until the Agent for such Equipment Loan Note Purchaser's Purchaser Group or Receivables Note Purchaser's Purchaser Group shall have consented thereto, and (iii) that such Participation consists of a pro rata percentage interest in all payments made with respect to such Equipment Loan Note Purchaser's or Receivables Note Purchaser's beneficial interest (if any) in the Equipment Loan Notes or Receivable Notes, as applicable. In connection with any such Participation, each Agent for a Purchaser Group shall maintain a register of each Participant of members of its Purchaser Group and the amount of each related Participation. Each Equipment Loan Note Purchaser and Receivables Note Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Equipment Loan Note Purchaser's or Receivables Note Purchaser's direct obligations hereunder, and (B) neither the Indenture Trustee, the Transferor, the Issuer nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Equipment Loan Note Purchaser, Receivables Note Purchaser and each Participant shall comply with the provisions of subsection 2.4(c). No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Agent for its Purchaser Group and having complied with the requirements set forth in this subsection 7.1(d). Each Participant shall be entitled to receive additional amounts and indemnification pursuant to Sections 2.3, 2.4 and 2.5 as if such Participant were an Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable, and such Sections applied to its Participation; provided, in the case of Section 2.4, that such Participant has complied with the provisions of subsection 2.4(c) as if it were an

Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable. Each Equipment Loan Note Purchaser and Receivables Note Purchaser shall give the Agent for its Purchaser Group notice of the consummation of any sale by it of a Participation. It shall be a further condition to the grant of any Participation that the Participant shall have certified, represented and warranted that (i) it is entitled to (A) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (B) an exemption from United States backup withholding, and (ii) to the extent such Participant has not otherwise directly provided such forms to the Servicer and the Indenture Trustee, (A) prior to the date on which the first interest payment is due to such Participant, such Participant will provide to the Servicer, the Transferor and Indenture Trustee, the forms described in subsection 2.4(c) as though the Participant were an Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable, and (B) such Participant similarly will provide subsequent forms as described in subsection 2.4(c) with respect to such Participant as though it were an Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable.

          (e) Each Equipment Loan Note Purchaser and Receivables Note Purchaser may, with the consent of the Agent for its Purchaser Group and in accordance with applicable law and the Indenture, sell or assign (each, an "Assignment"), to any Permitted Transferee (each, an "Assignee") all or any part of its Commitment (if any) or its interest in the Equipment Loan Notes or the Receivables Notes, as applicable, and its rights and obligations under this Agreement and the Related Documents pursuant to an agreement substantially in the form attached hereto as Exhibit A hereto (a "Transfer Supplement"), executed by such Assignee and the Equipment Loan Note Purchaser or the Receivables Note Purchaser, as applicable, and delivered to the Agent for its Purchaser Group for its acceptance and consent or, in the case of an assignment, participation or pledge by a CP Conduit to a CPC Committed Purchaser within its Purchaser Group, pursuant to its Support Facility documentation; provided, however, that (i) no Assignment, other than to a member of the same Purchaser Group, shall be effective unless prior to the Assignment the Assignee shall have executed and delivered to the Agent, the Issuer, the Transferor and the Servicer an Investment Letter, (ii) no assignment or sale by a CPC Committed Purchaser shall be effective without the consent of the CP Conduit in its Purchaser Group and
(iii) in no event shall the consent of an Agent be required in the case of an assignment, participation or pledge by a CP Conduit of its interest in the Equipment Loan Notes or Receivables Notes, as applicable, and its rights and obligations under this Agreement and the Related Documents to any one or more of the CPC Committed Purchasers in its Purchaser Group. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of an Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable, hereunder and under the Basic Documents as set forth therein and (y) the transferor Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable, shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such Equipment Loan Note Purchaser or Receivables Note Purchaser, as applicable, shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Purchaser Percentages or Liquidity Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer

Supplement, the Agent for the applicable Purchaser Group (or, in the case of an Assignment by which a new Purchaser Group is added to this Agreement, each Co-Administrative Agent) shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Transferor, the Servicer and the Indenture Trustee.

          Upon instruction to register a transfer of a Note Purchaser's interest in the Equipment Loan Notes or Receivables Notes (or portion thereof) and surrender for registration of transfer of such Note Purchaser's Equipment Loan Notes or Receivables Notes, as applicable) (if applicable) and delivery to the Transferor, the Issuer, the Servicer and the Indenture Trustee of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Indenture Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such interest in the Equipment Loan Notes (or portion thereof) or the Receivables Notes (or portion thereof), as applicable, shall be transferred in the records of the Indenture Trustee and the applicable Agent and, if requested by the Assignee, new Equipment Loan Notes or Receivables Notes, as applicable, shall be issued to the Assignee and, if applicable, the transferor Note Purchaser in amounts reflecting such Transfer as provided in the Indenture. To the extent of any conflict between the provisions of this Section 7.1 and any provisions of Section 2.12 of the Indenture applicable to Transfers of Equipment Loan Notes or Receivables Notes (or interests therein), the provisions of this Section 7.1 shall control. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Note Register.

          (f) Each Note Purchaser may pledge its interest in the Equipment Loan Notes or Receivables Notes, as applicable, to any Federal Reserve Bank as collateral in accordance with applicable law.

          (g) Any Note Purchaser shall have the option to change its Investing Office, provided that such Note Purchaser shall continue to be in compliance with the provisions of subsections 2.4(b) and 2.4(c).

          (h) Each Affected Party shall be entitled to receive additional payments and indemnification pursuant to Sections 2.3, 2.4 and 2.5 as though it were a Note Purchaser and such Section applied to its interest in or commitment to acquire an interest in the Equipment Loan Notes or Receivables Notes, as applicable; provided that such Affected Party shall not be entitled to additional payments pursuant to (i) Section 2.3 by reason of Regulatory Changes which occurred prior to the date it became an Affected Party or (ii) Section 2.4 attributable to its failure to satisfy the requirements of subsection 2.4(c) as if it were a Note Purchaser, and provided further, that unless such Affected Party is a Permitted Transferee or has been consented to by the Transferor, such Affected Party shall be entitled to receive additional amounts pursuant to Sections 2.3 or 2.4 only to the extent that its related CP Conduit would have been entitled to receive such amounts in the absence of the commitment and Support Advances from such Affected Party.

          (i) Each Affected Party claiming increased amounts described in Sections 2.3or 2.4 shall furnish, through its related CP Conduit, to the Issuer, the Transferor, the Servicer, the Indenture Trustee and the Agent for the applicable Purchaser Group a certificate setting forth the basis and amount of each request by such Affected Party for any such amounts referred to in Sections 2.3 or 2.4, such certificate to be conclusive with respect to the factual information set forth therein absent manifest error.

          (j) In the event that a Committed Purchaser is a Downgraded Purchaser, the related CP Conduit shall have the right to replace such Committed Purchaser with a replacement Committed Purchaser consented to by the Transferor (which consent shall not be unreasonably withheld), which "Replacement Purchaser" shall succeed to the rights of such Committed Purchaser under this Agreement in respect of its Commitment as a Committed Purchaser, and such Committed Purchaser shall assign such Commitment and its interest in the Equipment Loan Notes or Receivables Notes, as applicable, to such replacement Committed Purchaser in accordance with the provisions of this Section 7.1; provided, that (A) such Committed Purchaser shall not be replaced hereunder with a new investor until such Committed Purchaser has been paid in full its Percentage Interest of the Equipment Loan Note Principal Balance or Receivables Note Principal Balance, as applicable, and all accrued and unpaid interest thereon by such new investor and all other amounts (including all amounts owing under Sections 2.3 and 2.4) owed to it and to all Participants with respect to such Committed Purchaser pursuant to this Agreement, and (ii) if the Committed Purchaser to be replaced is a Note Agent, a replacement agent shall have been appointed in accordance with Section 6.6, and the Note Agent to be replaced shall have been paid all amounts owing to it as agent pursuant to this Agreement. For purposes of this subsection, a Committed Purchaser shall be a "Downgraded Purchaser" if and so long as the credit rating assigned to its short-term obligations by Moody's or Standard & Poor's on the date on which it became a party to this Agreement shall have been reduced or withdrawn, or as may be otherwise agreed among the Issuer, such Committed Purchaser and the CP Conduit in its Purchaser Group.

          Notwithstanding the foregoing or the provisions of subsection 7.1(j), if the Note Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to the CP Conduit in its Purchaser Group in its sole discretion, and it shall be a condition of such replacement that such Replacement Purchaser enter into substitute Support Facilities for those to which the Note Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In addition, if the Note Purchaser to be replaced is an Agent or a Co-Administrative Agent, or a CP Conduit which is administered or sponsored by an Agent or a Co-Administrative Agent, it shall be a condition of such replacement that a replacement Agent or Co-Administrative Agent shall have been appointed in accordance with Section 6.6, and the Agent or Co-Administrative Agent to be replaced shall have been paid all amounts owing to it as Agent or Co-Administrative Agent, as applicable pursuant to this Agreement.

          (k) Without limiting the foregoing, each CP Conduit may, from time to time, with prior or concurrent notice to the Servicer, in one transaction or a series of transactions, assign all or a portion of its Percentage Interest in the Equipment Loan Note Principal Balance or Receivables Note Principal Balance, as applicable, and its rights and obligations under this Agreement and any other Basic Document to which it is a party to a Conduit Assignee. Upon and to the extent of such assignment by the CP Conduit to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of such Percentage Interest, (ii) the related administrator for such Conduit Assignee will act as the Agent for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the Agent hereunder or under the other Basic Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to the CP Conduit and its Support Parties herein and in the other Basic Documents (including any limitation on recourse against such Conduit Assignee or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all (or the assigned or assumed portion) of the CP Conduit's obligations, if any, hereunder or any other Basic Document, and the CP Conduit shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the CP Conduit and such Conduit Assignee shall be several and not joint, (v) all distributions in respect of such Percentage Interest shall be made to the applicable agent or Agent, on behalf of the CP Conduit and such Conduit Assignee on a pro rata basis according to their respective interests, (vi) the defined terms and other terms and provisions of this Agreement and the other Basic Documents shall be interpreted in accordance with the foregoing, and (vii) if requested by the applicable Agent or Administrative Agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as such Agent or Administrator may reasonably request to evidence and give effect to the foregoing. No assignment by the CP Conduit to a Conduit Assignee of all or any portion of such Percentage Interest shall in any way diminish the related CPC Committed Purchaser's obligations under Section 2.1(d) to purchase any Equipment Loan Initial Advance, Equipment Loan Advance Increase, Receivables Initial Advance or Receivables Advance Increase not funded by the CP Conduit or such Conduit Assignee or to acquire from the CP Conduit or such Conduit Assignee all or any portion of its Percentage Interest.

          7.2 Tax Characterization. It is the intention of the parties hereto that, for purposes of federal, state and local and franchise tax and any other tax measured in whole or in part by income, the Equipment Loan Notes and Receivables Notes be treated as indebtedness, and the parties hereto agree to so treat, and to take no action inconsistent with such treatment of the Equipment Loan Notes and Receivables Notes (to the extent permitted by law).

                             ARTICLE 8 MISCELLANEOUS

          8.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 8.1. With the written consent of the Required Equipment Loan Note Owners, the Required Equipment Loan Note Purchasers, the Required Receivables Note Owners, the Required Receivables Note Purchasers and each Co-Administrative Agent, each Agent, the Issuer, the Transferor, ALS and the Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any Equipment Loan Note or Receivables Note or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Note Purchaser hereunder or under the Indenture, in each case without the consent of the Note Purchaser affected thereby, (ii) amend, modify or waive any provision of this Section 8.1, or, if such amendment would have a material adverse effect on the Equipment Loan Note Purchasers, or would alter the definition of "Equipment Loan Note Principal Balance" or "Equipment Loan Borrowing Base", or reduce the percentage specified in the definition of "Required Equipment Loan Note Owners" or "Required Equipment Loan Note Purchasers", in each case without the written consent of all Equipment Loan Note Purchasers, (iii) amend, modify or waive any provision of this Section 8.1, or, if such amendment would have a material adverse effect on the Receivables Note Purchasers, or would alter the definition of "Receivables Note Principal Balance" or "Receivables Borrowing Base", or reduce the percentage specified in the definition of "Required Receivables Note Owners" or "Required Receivables Note Purchasers", in each case without the written consent of all Receivables Note Purchasers, (iv) amend, modify or waive any provision of Section 6.1 without the written consent of each Agent affected by such amendment, modification or waiver, (v) amend, modify or waive any of the provisions of
Article 2, Section 6.6 or Section 7.1 without the written consent of each Committed Purchaser and each Primary Purchaser in each Purchaser Group or (vi) amend, modify or waive any of Sections 2.1, 2.2 or Articles III, IV, V or VIII (other than subsections 8.12(a), 8.12(b) and 8.16) or any term as used therein or any provision establishing express rights or obligations of the Control Party without the written consent of the Control Party. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement; provided, further, that the Rating Agency Condition with respect to such amendment shall have been satisfied; provided, further, that the signature of the Transferor, the Issuer and ALS shall not be required for the effectiveness of any amendment which modifies the representations, warranties, covenants or responsibilities of the Servicer at any time when the Servicer is not ALS or any Affiliate of ALS or a successor Servicer is designated pursuant to Section 8.5.

          The Servicer shall provide notice of any amendment, modification or waiver of the provisions of this Agreement to each of Standard & Poor's and Moody's.

          An Agent may cast any vote or give any consent or direction under the Indenture or other Related Documents on behalf of the Noteholders in its Purchaser Group if it has been directed to do so by Equipment Loan Note Owners or Receivables Note Owners, as applicable, in such Purchaser Group having Percentage Interests aggregating greater than two-thirds of the aggregate Percentage Interests of all Equipment Loan Note Owners or Receivables Note Owners, as applicable, in such Purchaser Group.

          8.2 Notices.

          (a) All notices, requests and demands to or upon the respective parties hereto and all consents required to be given hereunder to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to an Agent or Note Purchaser, as set forth on the signature pages hereto or in its respective Transfer Supplement, or to such other address as may be hereafter notified by the respective parties hereto:

   Issuer:                    Alliance Laundry Equipment Receivables
                              Trust 2002-A
                              c/o Wilmington Trust Company
                              Rodney Square North
                              1100 North Market
                              Wilmington, DE  19890-0001

   with a copy to:            Alliance Laundry Equipment Receivables 2002 LLC
                              Shepard Street
                              P. O. Box 990
                              Ripon, WI  54971-0990
                              Attention: Treasurer
                              Telecopy: 920-748-1629
                              Confirmation: 920-748-1634

   Servicer:                  Alliance Laundry Systems, LLC
                              Shepard Street
                              P. O. Box 990
                              Ripon, WI  54971-0990
                              Attention:  Treasurer
                              Telecopy:  920-748-1629
                              Confirmation:  920-748-1634

   with a copy to:            Alliance Laundry Systems LLC
                              Shepard Street
                              P. O. Box 990
                              Ripon, WI  54971-0990
                              Attention:  General Counsel
                              Telecopy:  920-748-4334
                              Confirmation:  920-748-4320

   Transferor:                Alliance Laundry Equipment Receivables 2002 LLC
                              c/o The Corporation Trust Company
                              1209 Orange Street
                              Wilmington, Delaware 19801

   with a copy to:            Alliance Laundry Equipment Receivables LLC
                              Shepard Street
                              P. O. Box 990
                              Ripon, WI  54971-0990
                              Attention:  General Counsel
                              Telecopy:  920-748-4334
                              Confirmation:  920-748-4320
   with a copy to:            Ropes and Gray
                              One International Place
                              Boston, Massachusetts 02110
                              Attention:  Alison Bomberg
                              Telecopy:  617-951-7050
                              Confirmation: 617-951-7000

   Indenture Trustee:         The Bank of New York
                              5 Penn Plaza, Floor 16
                              New York, New York 10001

   Co-Administrative Agent:   Bear Stearns & Co. Inc., as a
                                 Co-Administrative Agent
                              383 Madison Avenue
                              New York, NY 10179
                              Attention: Asset-Backed Securities Group,
                                 Elton Wells
                              Telecopy No.: 212-272-7294
                              Confirmation: 800-999-2000

   Co-Administrative Agent:   Canadian Imperial Bank of Commerce,
                                 as a Co-Administrative Agent:
                              CIBC World Markets
                              Corp.425 Lexington Avenue
                              New York, NY 10017
                              Attention: Asset Securitization Group -
                                            Jeff Bazoian
                              Telecopy No.: 212-856-3643
                              Confirmation: 212-856-4000

A copy of each notice provided herein shall be sent to the Controlling Party, if at such time the Controlling Party is Ambac Assurance Corporation. Such notice shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows:

   Control Party:             Ambac Assurance Corporation,
                              One State Street Plaza
                              New York, New York 10004
                              Attention: Structured Finance Department - ABS
                              Telecopy No.: (212) 208-3547
                              Confirmation: (212) 668-0340

          (b) All payments to be made to any Co-Administrative Agent, Agent or Note Purchaser hereunder shall be made in United States dollars and in immediately available funds not later than 11:30 a.m., New York City time, on the date payment is due, and, unless otherwise specifically provided herein, shall be made to the Agent, for the account of one or more of the Note Purchasers or for its own account, as the case may be. Unless otherwise directed by CIBC, all payments to it, as a Co-Administrative Agent or an Agent shall be made by federal wire to it, at its account (account number 00-313-226; and account name Special Purpose Accounts Receivable Corp.) maintained at Deutsche Bank (ABA # 021-001-033), with telephone notice (including federal wire number) to Lisa Bakis of CIBC (212-856-3535) or such other account as CIBC may designate in writing to the Issuer and the Transferor. Unless otherwise directed by Bear Stearns, or MBIA Insurance Corporation ("MBIA"), as applicable, all payments to Bear Stearns as a Co-Administrative Agent or MBIA as an Agent shall be made by federal wire in accordance with the Payment Instructions set forth on the Triple-A One Funding Corporation signature pages. Unless otherwise directed by an Agent or Note Purchaser, all payments to it shall be made by federal wire to the account specified on the signature pages hereto or in the Transfer Supplement by which it became a party hereto (provided, in the case of an account specified in a Transfer Supplement, that the Co-Administrative Agents, the Transferor, the Issuer, the Servicer or the Indenture Trustee, as the case may be, shall have received notice thereof).

          8.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          8.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Issuer, the Transferor, ALS, the Servicer, the Co-Administrative Agents, the Agents, the Note Purchasers, any Transferee and their respective successors and permitted assigns, and, to the extent provided herein, to each Indemnitee, Participant and Support Party and their respective successors and assigns; provided that, except as provided in Section 8.5 or in
Section 9.03 of the Pooling and Servicing Agreement, the Issuer, the Transferor and the Servicer may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Control Party; provided, further, that (i) in connection with any such assignment the assignee shall expressly agree in writing to assume all the obligations of the Issuer, the Transferor or the Servicer, as applicable, hereunder and (ii) no such assignment made without the prior written consent of the Control Party shall relieve the Issuer, the Transferor, ALS or the Servicer, as applicable, of any of its obligations hereunder and provided further that no assignment permitted hereunder shall relieve the Issuer, the Transferor, ALS or the Servicer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

          8.5 Successors to Servicer. In the event that a transfer of servicing occurs under Section 9.03 of the Pooling and Servicing Agreement, (i) from and after the effective date of such transfer, the successor servicer (the "Successor Servicer") shall be the successor in all respects to the Servicer and shall be responsible for the performance of all functions to be performed by the Servicer from and after such date, except as provided in the Pooling and Servicing Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer, and (ii) as of the date of such transfer, the Successor Servicer shall be deemed to have made with respect to itself the representations and warranties made in Section 4.2 (with appropriate factual changes); provided, however, that the references to the Servicer contained in Section 5.1 shall be deemed to refer to the Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Servicer was Servicer under this Agreement and shall be deemed to refer to the Successor Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Successor Servicer acts as Servicer under this Agreement; provided, however, to the extent that an obligation to indemnify Indemnitees under Section 2.5 arises as a result of any act or failure to act of any Successor Servicer in the performance of servicing obligations under the Pooling and Servicing Agreement, such indemnification obligation shall be of the Successor Servicer and not its predecessor.

          8.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

          8.8 Integration. This Agreement, the Applicable Margin Fee Letter, and the Indenture represent the agreement of the Issuer, the Transferor, the Servicer, the Co-Administrative Agents, the Agents and the Note Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.

          8.9 Governing. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          8.10 Jurisdiction; Consent to Service of Process. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents to service of process in the manner provided for notices in Section 8.2 (provided that, nothing in this Agreement shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.

          8.11 Termination. This Agreement shall remain in full force and effect until the earlier to occur of (a) the date on which all Commitments have terminated and the Equipment Loan Note Principal Balance and all accrued interest thereon, the Receivables Note Principal Balance and all accrued interest thereon, and all Additional Amounts have been paid in full or (b) the Final Scheduled Distribution Date; provided, that the provisions of Sections 2.3, 2.4, 2.5, 6.7, 7.2, 8.10, 8.12 and 8.15 shall survive termination of this
Agreement and any amounts payable to the Co-Administrative Agents, the Agents, the Note Purchasers or any Affected Party thereunder shall remain payable thereto.

          8.12 Limited Recourse; No Proceedings.

          (a) It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as the Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under such parties and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Basic Documents.

          (b) Each of the Issuer, the Transferor, the Servicer, each Co-Administrative Agent, each Agent and each Note Purchaser hereby agrees that it shall not institute or join against any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such CP Conduit is paid.

          (c) Each Agent and each Note Purchaser hereby agrees that it shall not institute or join against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the satisfaction of all Outstanding Obligations.

          8.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Equipment Loan Notes hereunder, the purchase of the Receivables Notes hereunder and the termination of this Agreement.

          8.14 Effect of Regulatory Change. In the event of any Regulatory Change which results in either (i) a determination that the Issuer or any CP Conduit is not a Qualified Special Purpose Entity that is not required, under generally accepted accounting principals, to consolidate its financial statements with any other entity, or (ii) a cost under Section 2.3, the parties agree to negotiate in good faith to amend the Basic Agreements in order to eliminate the consolidation requirement or effect of such Regulatory Change; provided, however that no party shall be obligated to take any action (or make any amendments) if in the reasonable opinion of such party any such amendment to the Basic Documents will be unlawful or otherwise disadvantageous or inconsistent with its policies or regulatory restrictions or result in any liability, unreimbursed cost or expense to such party.

          8.15 Waiver of July Trial. EACH OF THE ISSUER, THE TRANSFEROR, THE SERVICER, THE CO-ADMINISTRATIVE AGENTS, THE AGENTS AND THE NOTE PURCHASERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE EQUIPMENT LOAN NOTES, THE RECEIVABLES NOTES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE ISSUER, THE TRANSFEROR, THE SERVICER, THE CO-ADMINISTRATIVE AGENTS, THE AGENTS AND THE NOTE PURCHASERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT AND FOR NOTE PURCHASERS PURCHASING AN INTEREST IN THE EQUIPMENT LOAN NOTES OR RECEIVABLES NOTES DESCRIBED HEREIN AND EACH CO-ADMINISTRATIVE AGENT AND EACH AGENT AGREEING TO ACT AS SUCH HEREUNDER.

          8.16 Excess Funds. A CP Conduit shall be required to make payment of the amounts required to be paid pursuant hereto by such CP Conduit only if the applicable CP Conduit has Excess Funds (as defined below). If the applicable CP Conduit does not have Excess Funds, the excess of the amount due hereunder over the amount paid shall not constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against such CP Conduit until such time as such CP Conduit has Excess Funds. If a CP Conduit does not have sufficient Excess Funds to make any payment due hereunder, then such CP Conduit may pay a lesser amount and make additional payments that in the aggregate equal the amount of the deficiency as soon as possible thereafter. The term "Excess Funds" means, at any time, proceeds of commercial paper notes issued, and advances under a Support Facility made, to fund a payment to be made by a CP Conduit hereunder and which are available to make such payment in accordance with the program documents governing such CP Conduit's commercial paper program; provided that in no event will Excess Funds be greater than the excess of (a) the aggregate projected value of the applicable CP Conduit's assets and other property (including cash and cash equivalents), over (b) the sum of (i) the sum of all scheduled payments of principal, interest and other amounts payable on publicly or privately placed indebtedness of such CP Conduit for borrowed money, plus (ii) the sum of all other liabilities, indebtedness and other obligations of such CP Conduit for borrowed money or owed to any credit or liquidity provider, together with all unpaid interest then accrued thereon, plus (iii) all taxes payable by such CP Conduit to the Internal Revenue Service, plus (iv) all other indebtedness, liabilities and obligations of such CP Conduit then due and payable, but the amount of any liability, indebtedness or obligation of such CP Conduit shall not exceed the projected value of the assets to which recourse for such liability, indebtedness or obligation is limited.

                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      ALLIANCE LAUNDRY EQUIPMENT
                                         RECEIVABLES TRUST 2002-A


                                      By: Wilmington Trust Company, not in its
                                          individual capacity but solely
                                          as Owner Trustee


                                      By:    /s/ W. Chris Sponenberg
                                          --------------------------------------
                                          Name:  W. Chris Sponenberg
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------


                                      ALLIANCE LAUNDRY SYSTEMS, LLC, as Servicer


                                      By:   /s/ Scott L. Spiller
                                          --------------------------------------
                                          Name:  Scott L. Spiller
                                                --------------------------------
                                          Title: VP, Law and Human Resources
                                                 -------------------------------
                                                 & Secretary
                                                 -------------------------------


                                      THE BANK OF NEW YORK, as Indenture Trustee


                                      By:   /s/ Erwin Soriano
                                          --------------------------------------
                                          Name:  Erwin Soriano
                                                --------------------------------
                                          Title: Assistant Treasurer
                                                 -------------------------------


                                      ALLIANCE LAUNDRY EQUIPMENT
                                         RECEIVABLES 2002 LLC, as Transferor


                                      By:   /s/ Todd M. Rice
                                          --------------------------------------
                                          Name:  Todd M. Rice
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                       S-1               Note Purchase Agreement

                                      BEAR STEARNS & CO. INC.,
                                         as a Co-Administrative Agent


                                      By:   /s/ Jonathan Lieberman
                                          --------------------------------------
                                          Name:  Jonathan Lieberman
                                                --------------------------------
                                          Title: Senior Managing Director
                                                 -------------------------------


                                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as a Co-Administrative Agent


                                      By:   /s/ Stephen Adams
                                          --------------------------------------
                                          Name:  Stephen Adams
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------


                                      By:   /s/ David Bondy
                                          --------------------------------------
                                          Name:  David Bondy
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------

                                       S-2               Note Purchase Agreement

                                      BEAR STEARNS EQUIPMENT LOAN
                                         PURCHASER GROUP

                                      MBIA INSURANCE CORPORATION,
                                         as Agent


                                      By:   /s/ Bertha Lui-Mckee
                                          --------------------------------------
                                          Name:  Bertha Lui-Mckee
                                                --------------------------------
                                          Title: Director
                                                 -------------------------------


                                      Address for Notices:

                                      MBIA Insurance Corporation
                                      113 King Street
                                      Armonk, New York 10504
                                      Attention: Conduit Group
                                      Telephone: (914) 765-3738
                                      Fax: (914) 765-3979

                                      Payment Instructions:

                                       S-3               Note Purchase Agreement

Type of Equipment Loan                TRIPLE-A ONE FUNDING CORPORATION
Note Purchaser: CP Conduit
Maximum Purchase
Amount: $180,000,000                  By:   /s/ Patricia M. Brosnan
                                          --------------------------------------
                                          Name:  Patricia M. Brosnan
                                                --------------------------------
                                          Title: Vice President
                                                 ------------------------------

                                      Address for Notices and Investing Office:

                                      Triple-A One Funding Corporation
                                      c/o MBIA Insurance Corporation
                                      113 King Street
                                      Armonk, New York 10504
                                      Attention: Conduit Group
                                      Telephone: (914) 765-3738
                                      Fax: (914) 765-3979

                                      Payment Instructions:

                                      Deutsche Bank Trust Company Americas
                                      ABA No. 021-001-033
                                      Corporate Trust Account No. 0141-9647
                                      For Credit CTAG
                                      Ref: AAA Account No. 31568
                                      Attention: Commercial Paper Group

                                       S-4               Note Purchase Agreement

Type of Equipment Loan                BEAR STEARNS & CO. INC.
Note Purchaser:
Committed
                                      By:    /s/ Jonathan Lieberman
                                          --------------------------------------
Commitment: $180,000,000                  Name:  Jonathan Lieberman
                                                --------------------------------
                                          Title: Senior Managing Director
                                                 -------------------------------

                                      Address for Notices:

                                      Bear Stearns & Co. Inc.
                                      383 Madison Avenue
                                      New York, NY 10179
                                      Attention:
                                      Telecopy No.:
                                      Confirmation:  800-999-2000

                                      Payment Instructions:

                                       S-5               Note Purchase Agreement

                                      SPARC EQUIPMENT LOAN PURCHASER GROUP

                                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Agent


                                      By:  /s/ Stephen Adams
                                          --------------------------------------
                                          Name:  Stephen Adams
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------


                                      By:  /s/ David Bondy
                                          --------------------------------------
                                          Name:  David Bondy
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------

                                      Address for Notices:

                                      CIBC World Markets
                                      Corp.425 Lexington Avenue
                                      New York, NY 10017
                                      Attention: Asset Securitization
                                      Group - Jeff Bazoian
                                      Telecopy No.: 212-856-3643
                                      Confirmation: 212-856-4000

                                      Payment Instructions:

                                       S-6               Note Purchase Agreement

Type of Equipment Loan                SPECIAL PURPOSE ACCOUNTS
Note Purchaser:  CP Conduit              RECEIVABLES CORPORATIVE
Maximum Purchase                         CORPORATION


Amount: $120,000,000                  By:    /s/ Henry Sandlass
                                          --------------------------------------
                                          Name:  Henry Sandlass
                                                --------------------------------
                                          Title: Vice President and Treasurer
                                                 -------------------------------

                                      Address for Notices:

                                      Special Purpose Accounts Receivable
                                      Cooperative Cooperation
                                      425 Lexington Avenue
                                      7th Floor
                                      New York, New York 10017
                                      Attention: President
                                      Telecopy No.: (212) 856-3643

                                      Payment Instructions:

                                       S-7               Note Purchase Agreement

Type of Equipment Loan                CANADIAN IMPERIAL BANK OF
Note Purchaser:                          COMMERCE
Committed

                                      By:    /s/ Stephen Adams
                                          --------------------------------------
Commitment: $120,000,000                  Name:  Stephen Adams
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------


                                      By:    /s/ David Bondy
                                          --------------------------------------
                                          Name:  David Bondy
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------

                                      Address for Notices:

                                      CIBC World Markets
                                      Corp.425 Lexington Avenue
                                      New York, NY 10017
                                      Attention: Asset Securitization
                                         Group - Jeff Bazoian
                                      Telecopy No.: 212-856-3643
                                      Confirmation: 212-856-4000

                                      Payment Instructions:

                                       S-8               Note Purchase Agreement

                                      BEAR STEARNS RECEIVABLES PURCHASER GROUP

                                      MBIA INSURANCE CORPORATION,
                                      as Agent


                                      By:     /s/ Bertha Lui-Mckee
                                          --------------------------------------
                                          Name:   Bertha Lui-Mckee
                                                --------------------------------
                                          Title:  Director
                                                 -------------------------------

                                      Address for Notices:

                                      MBIA Insurance Corporation
                                      113 King Street
                                      Armonk, New York 10504
                                      Attention: Conduit Group
                                      Telephone: (914) 765-3738
                                      Fax: (914) 765-3979

                                      Payment Instructions:

                                       S-9               Note Purchase Agreement

Type of Receivables                   TRIPLE-A ONE FUNDING CORPORATION
Note Purchaser: CP Conduit
Maximum Purchase
Amount: $36,000,000                   By:     /s/ Patricia M. Brosnan
                                          --------------------------------------
                                          Name:   Patricia M. Brosnan
                                                --------------------------------
                                          Title:  Vice President
                                                 -------------------------------

                                      Triple-A One Funding Corporation
                                      c/o MBIA Insurance Corporation
                                      113 King Street
                                      Armonk, New York 10504
                                      Attention: Conduit Group
                                      Telephone: (914) 765-3738
                                      Fax: (914) 765-3979

                                      Payment Instructions:

                                      Deutsche Bank Trust Company Americas
                                      ABA No. 021-001-033
                                      Corporate Trust Account No. 0141-9647
                                      For Credit CTAG
                                      Ref: AAA Account No. 31568
                                      Attention: Commercial Paper Group

                                      S-10               Note Purchase Agreement

Type of Receivables                   BEAR STEARNS & CO. INC.
Note Purchaser:
Committed
                                      By:    /s/ Jonathan Lieberman
                                          --------------------------------------
Commitment: $36,000,000                   Title: Senior Managing Director
                                                 -------------------------------
                                          Name:  Jonathan Lieberman
                                                --------------------------------

                                      Address for Notices:

                                      Bear Stearns & Co. Inc.
                                      383 Madison Avenue
                                      New York, NY 10179
                                      Attention:
                                      Telecopy No.:
                                      Confirmation:  800-999-2000

                                      Payment Instructions:

                                      S-11               Note Purchase Agreement

                                      SPARC RECEIVABLES PURCHASER GROUP

                                      CANADIAN IMPERIAL BANK OF
                                         COMMERCE, as Agent


                                      By:    /s/ Stephen Adams
                                          --------------------------------------
                                          Name:  Stephen Adams
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------


                                      By:    /s/ David Bondy
                                          --------------------------------------
                                          Name:  David Bondy
                                                --------------------------------
                                          Title: Authorized Signatory
                                                 -------------------------------


                                      Address for Notices:

                                      CIBC World Markets
                                      Corp.425 Lexington Avenue
                                      New York, NY 10017
                                      Attention: Asset Securitization
                                         Group - Jeff Bazoian
                                      Telecopy No.: 212-856-3643
                                      Confirmation: 212-856-4000

                                      Payment Instructions:

                                      S-12               Note Purchase Agreement

Type of Receivables                   SPECIAL PURPOSE ACCOUNTS RECEIVABLES
Note Purchaser:  CP Conduit             CORPORATIVE CORPORATION
Maximum Purchase

Amount: $24,000,000                   By:    /s/ Henry Sandlass
                                          --------------------------------------
                                          Name:  Henry Sandlass
                                                --------------------------------
                                          Title: Vice President and Treasurer
                                                 -------------------------------

                                      Address for Notices:

                                      Special Purpose Accounts Receivable
                                      Cooperative Cooperation
                                      425 Lexington Avenue
                                      7th Floor
                                      New York, New York 10017
                                      Attention: President
                                      Telecopy No.: (212) 856-3643


                                      Payment Instructions:

                                      S-13               Note Purchase Agreement

Type of Receivables                   CANADIAN IMPERIAL BANK OF
Note Purchaser:                         COMMERCE
Committed

                                      By:     /s/ David Bondy
                                          --------------------------------------
Commitment: $24,000,000                   Name:   David Bondy
                                                --------------------------------
                                          Title:  Authorized Signatory
                                                 -------------------------------


                                      By:     /s/ Stephen Adams
                                          --------------------------------------
                                          Name:   Stephen Adams
                                                --------------------------------
                                          Title:  Authorized Signatory
                                                 -------------------------------

                                      Address for Notices:

                                      CIBC World Markets
                                      Corp.425 Lexington Avenue
                                      New York, NY 10017
                                      Attention: Asset Securitization
                                         Group - Jeff Bazoian
                                      Telecopy No.: 212-856-3643
                                      Confirmation: 212-856-4000

                                      Payment Instructions:

                                       S-14              Note Purchase Agreement

                                                                       EXHIBIT A

                           FORM OF TRANSFER SUPPLEMENT

          TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of
Schedule I hereto, among the Transferor [Equipment Loan/Receivables] Note Purchaser set forth in Item 2 of Schedule I hereto (the "Transferor [Equipment Loan/Receivables] Note Purchaser"), the Purchasing [Equipment Loan/Receivables] Note Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing [Equipment Loan/Receivables] Note Purchaser"), and the Agent set forth in Item 4 of Schedule I hereto (in such capacity, the "Agent") for the Purchaser Group set forth in Item 5 of Schedule I hereto.

                              W I T N E S S E T H:

          WHEREAS, this Transfer Supplement is being executed and delivered in accordance with subsection 7.1(e) of the Note Purchase Agreement, dated as of November 26, 2002, among Alliance Laundry Equipment Receivables Trust 2002-A, Alliance Laundry Systems LLC ("ALS"), Alliance Laundry Equipment Receivables 2002 LLC, the Indenture Trustee, the Note Purchasers and the Agents parties thereto, Bear Stearns & Co. Inc., as a Co-Administrative Agent and Canadian Imperial Bank of Commerce, as a Co-Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Purchase Agreement"; unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined);

          WHEREAS, the Purchasing Equipment [Equipment Loan/Receivables] Purchaser (if it is not already an [Equipment Loan/Receivables] Note Purchaser party to the Note Purchase Agreement) wishes to become an [Equipment Loan/Receivables] Note Purchaser party to the Note Purchase Agreement and the Purchasing [Equipment Loan/Receivables] Note Purchaser wishes to acquire and assume from the Transferor [Equipment Loan/Receivables] Note Purchaser, certain of the rights, obligations and commitments under the Note Purchase Agreement; and

          WHEREAS, the Transferor [Equipment Loan/Receivables] Note Purchaser wishes to sell and assign to the Purchasing [Equipment Loan/Receivables] Note Purchaser, certain of its rights, obligations and commitments under the Note Purchase Agreement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          (a) Upon receipt by the Agent of five counterparts of this Transfer Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Transferor [Equipment Loan/Receivables] Note Purchaser, the Purchasing [Equipment Loan/Receivables] Note Purchaser and the Agent, the Agent will transmit to the Servicer, the Issuer, the Transferor, the Indenture Trustee, the Transferor [Equipment Loan/Receivables] Note Purchaser and the Purchasing [Equipment Loan/Receivables] Note Purchaser a Transfer Effective Notice, substantially in the form of
Schedule III to this Transfer Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which

                                   Exhibit A-1
the transfer effected by this Transfer Supplement shall become effective (the "Transfer Effective Date"). From and after the Transfer Effective Date the Purchasing [Equipment Loan/Receivables] Note Purchaser shall be an [Equipment Loan/Receivables] Note Purchaser party to the Note Purchase Agreement for all purposes thereof as a CP Conduit or a Committed Purchaser, as specified on
Schedule II to this Transfer Supplement.

          (b) At or before 12:00 Noon, local time of the Transferor [Equipment Loan/Receivables] Note Purchaser, on the Transfer Effective Date, the Purchasing [Equipment Loan/Receivables] Note Purchaser shall pay to the Transferor [Equipment Loan/Receivables] Note Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor [Equipment Loan/Receivables] Note Purchaser and such Purchasing [Equipment Loan/Receivables] Note Purchaser (the "Purchase Price"), of the portion set forth on Schedule II hereto being purchased by such Purchasing [Equipment Loan/Receivables] Note Purchaser of the outstanding [Equipment Loan/Receivables] Note Principal Balance under the [Equipment Loan/Receivables] Note owned by the Transferor [Equipment Loan/Receivables] Note Purchaser (such Purchasing [Equipment Loan/Receivables] Note Purchaser's "Purchaser Percentage") and other amounts owing to the Transferor [Equipment Loan/Receivables] Note Purchaser under the Note Purchase Agreement or otherwise in respect of the [Equipment Loan/Receivables] Notes. Effective upon receipt by the Transferor [Equipment Loan/Receivables] Note Purchaser of the Purchase Price from the Purchasing [Equipment Loan/Receivables] Note Purchaser, the Transferor [Equipment Loan/Receivables] Note Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing [Equipment Loan/Receivables] Note Purchaser, without recourse, representation or warranty, and the Purchasing [Equipment Loan/Receivables] Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor [Equipment Loan/Receivables] Note Purchaser, the Purchasing [Equipment Loan/Receivables] Note Purchaser's Purchaser Percentage of (i) the presently outstanding [Equipment Loan/Receivables] Note Principal Balance under the [Equipment Loan/Receivables] Notes owned by the Transferor [Equipment Loan/Receivables] Note Purchaser and other amounts owing to the Transferor [Equipment Loan/Receivables] Note Purchaser in respect of the [Equipment Loan/Receivables] Notes, together with all instruments, documents and collateral security pertaining thereto, and (ii) the Purchasing [Equipment Loan/Receivables] Note Purchaser's Purchaser Percentage of (A) if the Transferor [Equipment Loan/Receivables] Note Purchaser is a CP Conduit, the Purchaser Percentage of the Transferor [Equipment Loan/Receivables] Note Purchaser and the other rights and duties of the Transferor [Equipment Loan/Receivables] Note Purchaser under the Note Purchase Agreement, or (B) if the Transferor [Equipment Loan/Receivables] Note Purchaser is a Committed Purchaser, the Liquidity Percentage and the Commitment of the Transferor [Equipment Loan/Receivables] Note Purchaser and other rights, duties and obligations of the Transferor [Equipment Loan/Receivables] Note Purchaser under the Note Purchase Agreement. This Transfer is intended by the parties hereto to effect a purchase by the Purchasing [Equipment Loan/Receivables] Note Purchaser and sale by the Transferor [Equipment Loan/Receivables] Note Purchaser of interests in the [Equipment Loan/Receivables] Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing [Equipment Loan/Receivables] Note Purchaser to the Transferor [Equipment Loan/Receivables] Note Purchaser. The Transferor [Equipment Loan/Receivables] Note Purchaser hereby confirms that the amount of the [Equipment Loan/Receivables] Note Principal Balance is $
                                                                      ----------
and its Percentage Interest thereof is      %, which equals $                as
                                       -----                 ---------------
of             ,
   ------------

                                   Exhibit A-2

200 . Upon and after the Transfer Effective Date (until further modified in
   -
accordance with the Note Purchase Agreement), the Purchaser Percentage or Liquidity Percentage, as applicable of the Transferor [Equipment Loan/Receivables] Note Purchaser and the Purchasing [Equipment Loan/Receivables] Note Purchaser and the Commitment and the Liquidity Percentage, if applicable, if any, of the Transferor [Equipment Loan/Receivables] Note Purchaser and the Purchasing [Equipment Loan/Receivables] Note Purchaser shall be as set forth in
Schedule II to this Transfer Supplement.

          (c) The Transferor [Equipment Loan/Receivables] Note Purchaser has made arrangements with the Purchasing [Equipment Loan/Receivables] Note Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor [Equipment Loan/Receivables] Note Purchaser to the Purchasing [Equipment Loan/Receivables] Note Purchaser of any fees heretofore received by the Transferor [Equipment Loan/Receivables] Note Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing [Equipment Loan/Receivables] Note Purchaser to the Transferor [Equipment Loan/Receivables] Note Purchaser of fees or interest received by the Purchasing [Equipment Loan/Receivables] Note Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the [Equipment Loan/Receivables] Notes from and after the Transfer Effective Date.

          (d) (i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor [Equipment Loan/Receivables] Note Purchaser in respect of the [Equipment Loan/Receivables] Notes shall, instead, be payable to or for the account of the Transferor [Equipment Loan/Receivables] Note Purchaser and the Purchasing [Equipment Loan/Receivables] Note Purchaser, as the case may be, in accordance with their respective interests as reflected in this Transfer Supplement.

               (ii) All interest, fees and other amounts that would otherwise accrue for the account of the Transferor [Equipment Loan/Receivables] Note Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the [Equipment Loan/Receivables] Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Transferor [Equipment Loan/Receivables] Note Purchaser and the Purchasing [Equipment Loan/Receivables] Note Purchaser, as the case may be, in accordance with their respective interests as reflected in this Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing [Equipment Loan/Receivables] Note Purchaser, the Transferor [Equipment Loan/Receivables] Note Purchaser and the Purchasing [Equipment Loan/Receivables] Note Purchaser will make appropriate arrangements for payment by the Transferor [Equipment Loan/Receivables] Note Purchaser to the Purchasing [Equipment Loan/Receivables] Note Purchaser of such amount upon receipt thereof from the Agent.

          (e) Concurrently with the execution and delivery hereof, the Purchasing [Equipment Loan/Receivables] Note Purchaser will deliver to the Agent, the Transferor and the Issuer an executed Investment Letter in the form of Exhibit [__] to the [_________] and the forms, if any, required by subsection 2.4(c) of the Note Purchase Agreement.

                                   Exhibit A-3

          (f) Each of the parties to this Transfer Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement, and (ii) the Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.

          (g) By executing and delivering this Transfer Supplement, the Transferor [Equipment Loan/Receivables] Note Purchaser and the Purchasing [Equipment Loan/Receivables] Note Purchaser confirm to and agree with each other, the Agent and the [Equipment Loan/Receivables] Note Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor [Equipment Loan/Receivables] Note Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Transferor [Equipment Loan/Receivables] Note Purchaser makes no representation or warranty and assumes no responsibility with respect to the Issuer, the financial condition of the [Equipment Loan/Receivables], the Accounts, the Issuer, ALS, the Transferor or the Indenture Trustee, or the performance or observance by the Issuer, ALS, the Transferor or the Indenture Trustee of any of their respective obligations under the Note Purchase Agreement or any Related Document or any other instrument or document furnished pursuant hereto; (iii) each Purchasing [Equipment Loan/Receivables] Note Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement; (iv) each Purchasing [Equipment Loan/Receivables] Note Purchaser will, independently and without reliance upon any Co-Administrative Agent, any Agent (as defined in the Note Purchase Agreement) the Transferor [Equipment Loan/Receivables] Note Purchaser or any other [Equipment Loan/Receivables] Note Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Related Documents; (v) the Purchasing Note Purchaser appoints and authorizes the Agent and each Co-Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Related Documents as are delegated to the Agent or such Co-Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 6.1 of the Note Purchase Agreement; and (vi) each Purchasing [Equipment Loan/Receivables] Note Purchaser agrees (for the benefit of the Transferor Note Purchaser, the Co-Administrative Agents, the Agents (as defined in the Note Purchase Agreement), the [Equipment Loan/Receivables] Note Purchasers, the Indenture Trustee, the Servicer, the Transferor and the Issuer) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as an [Equipment Loan/Receivables] Note Purchaser.

          (h) Schedule II hereto sets forth the revised Purchaser Percentage or the revised Liquidity Percentage, if applicable, and Commitment of the Transferor Note Purchaser,

                                   Exhibit A-4
as applicable, the Purchaser Percentage or the Liquidity Percentage, if applicable, and the initial Investing Office of the Purchasing Note Purchaser, as well as administrative information with respect to the Purchasing Note Purchaser.

          (i) THIS TRANSFER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers on
Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                   Exhibit A-5

                                                                   SCHEDULE I TO
                                                             TRANSFER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT

     Re: Note Purchase Agreement, dated as of November 26, 2002, among Alliance Laundry Equipment Receivables Trust 2002-A, Alliance Laundry Systems, LLC, Alliance Laundry Equipment Receivables 2002 LLC, the Equipment Loan Note Purchasers and the Agents parties thereto, Bear Stearns & Co. Inc., as a Co-Administrative Agent and Canadian Imperial Bank of Commerce, as a Co-Administrative Agent

Item 1: Date of Transfer Supplement:

Item 2: Transferor [Equipment Loan/Receivables] Note Purchaser:

Item 3: Purchasing [Equipment Loan/Receivables] Note Purchaser:

Item 4: Name of Agent:

Item 5: Name of Purchaser Group:

Item 6: Signatures of Parties to Agreement:

                                      ------------------------------------------
                                      as Transferor [Equipment Loan/Receivables]
                                      Note Purchaser


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      ------------------------------------------

                                   Exhibit A-6
                                      as Purchasing [Equipment Loan/Receivables]
                                      Note Purchaser


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


CONSENTED TO AND ACCEPTED BY:

MBIA INSURANCE CORPORATION,
as Agent


By:
   ----------------------------------
Name:
Title:


BEAR STEARNS & CO. INC.,
as a Co-Administrative Agent


By:
   ----------------------------------
Name:
Title:


CANADIAN IMPERIAL BANK OF COMMERCE.,
as a Co-Administrative Agent


By:
   ----------------------------------
Name:
Title:


By:
   ----------------------------------
Name:
Title:

                                   Exhibit A-7

                                                                  SCHEDULE II TO
                                                             TRANSFER SUPPLEMENT

                      LIST OF INVESTING OFFICES, ADDRESSES
                       FOR NOTICES, ASSIGNED INTERESTS AND
                       PURCHASE AND LIQUIDITY PERCENTAGES

[Transferor [Equipment Loan/Receivables] Note Purchaser]

A.   Type of Purchaser: [CP Conduit/Committed]

B.   Purchaser Percentage:

     Transferor Note Purchaser Purchaser Percentage Prior to Sale:             %
                                                                          -----

     Purchaser Percentage Sold:                                                %
                                                                          -----

     Purchaser Percentage Retained:                                            %
                                                                          -----

C.   Commitment (if applicable)

     Transferor[Equipment Loan/Receivables] Note Purchaser Commitment
        Prior to Sale:                                                   $
                                                                          -----
     Commitment Sold:                                                    $
                                                                          -----

     Commitment Retained:                                                $
                                                                          -----

     Related CP Conduit (applicable to Committed Purchaser):
                                                             ---------

D.   Related Committed Purchasers (applicable to CP Conduit)

     Committed Purchasers, Commitments and Liquidity Percentages prior to Sale:

                                            $                                  %
     --------------------                    ----------                   -----
                                            $                                  %
     --------------------                    ----------                   -----
                                            $                                  %
     --------------------                    ----------                   -----

E.   [Equipment Loan/Receivables] Note Principal Balance:

     Transferor [Equipment Loan/Receivables] Note Purchaser
        [Equipment Loan/Receivables]Note Principal Balance Prior
        to Sale:                                                         $
                                                                          -----

     [Equipment Loan/Receivables] Note Principal Balance Sold:           $
                                                                          -----
     [Equipment Loan/Receivables] Note Principal Balance Retained:       $
                                                                          -----

                                   Exhibit A-8

[Purchasing [Equipment Loan/Receivables] Note Purchaser]

A.   Type of Purchaser: [CP Conduit/Committed]

B.   Purchaser Percentage:

     Transferee [Equipment Loan/Receivables] Note Purchaser Purchaser
        Percentage After Sale:                                                 %
                                                                          -----
C.   Commitment (if applicable)

     Transferee [Equipment Loan/Receivables] Note Purchaser Commitment
        After Sale:                                                      $
                                                                          -----
     Related CP Conduit (applicable to Committed Purchaser):
                                                             ---------

D.   Related Committed Purchasers (applicable to CP Conduit)

     Committed Purchasers, Commitments and Liquidity Percentages after Sale:

                                            $                                  %
     --------------------                    ----------                   -----
                                            $                                  %
     --------------------                    ----------                   -----
                                            $                                  %
     --------------------                    ----------                   -----

E.   [Equipment Loan/Receivables] Note Principal Balance:

     Transferee [Equipment Loan/Receivables] Note Purchaser

     [Equipment Loan/Receivables] Note Principal Balance After Sale:     $
                                                                          -----

Address for Notices:

Investing Office:

                                   Exhibit A-9

                                                                 SCHEDULE III TO
                                                             TRANSFER SUPPLEMENT

                                     Form of
                            Transfer Effective Notice

To:  [Name and address of Issuer, Transferor,
     Servicer, Indenture Trustee, Administrative
     Agent, Transferor [Equipment Loan/Receivables] Note Purchaser and Purchasing [Equipment Loan/Receivables] Note Purchaser]

          The undersigned, as Agent under the Note Purchase Agreement, dated as of November 26, 2002, among Alliance Laundry Equipment Receivables Trust 2002-A, Alliance Laundry Systems, LLC, Alliance Laundry Equipment Receivables 2002 LLC, the Note Purchasers and the Agents parties thereto, Bear Stearns & Co. Inc., as a Co-Administrative Agent, and Canadian Imperial Bank of Commerce, as a Co-Administrative Agent acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Transfer Supplement are used herein as therein defined.

          Pursuant to such Transfer Supplement, you are advised that the
Transfer Effective Date will be                ,      .
                                ---------------  -----

                                      Very truly yours,

                                                        , as Agent
                                      ------------------


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                  Exhibit A-10

                                                                       EXHIBIT B

                                     FORM OF
                             ADVANCE INCREASE NOTICE

                                     [Date]

The Bank of New York,
  as Indenture Trustee

----------------------

----------------------

Alliance Laundry Systems, LLC,
  as Servicer

----------------------

----------------------

Alliance Laundry Equipment Receivables 2002 LLC, as Transferor

----------------------

----------------------

Bear Stearns & Co. Inc.,
  as a Co-Administrative Agent

----------------------

----------------------

Canadian Imperial Bank of Commerce,
  as a Co-Administrative Agent

----------------------

----------------------

     RE:  Alliance Laundry Equipment Receivables Trust 2002-A
          Equipment Loan Notes
          Receivables Notes

Ladies and Gentlemen:

     Pursuant to (a) the Indenture, dated as of November 26, 2002, by and between Alliance Laundry Equipment Receivables Trust 2002-A (the "Issuer") and The Bank of New York, as Indenture Trustee, and (b) the Note Purchase Agreement dated as of November 26, 2002 (the "Note Purchase Agreement"), among the Issuer, the Indenture Trustee, Alliance, as Servicer, Alliance Laundry Equipment Receivables 2002 LLC, as Transferor, the Note Purchasers and the Agents parties thereto, Bear Stearns & Co. Inc., as a Co-Administrative Agent and Canadian Imperial Bank of Commerce, as a Co-Administrative Agent, the Issuer hereby irrevocably

                                   Exhibit B-1
requests a [Equipment Loan Advance Increase/Receivables Advance Increase] as follows. Terms used herein are used as defined in or for purposes of the Note Purchase Agreement.

     1.   The requested amount of such [Equipment Loan/Receivables] Advance
          Increase is $          .
                       ----------

     2.   The date of such [Equipment Loan/Receivables] is to occur is
                    (the "[Equipment Loan/Receivables] Borrowing Date").
          ----------

     3. All conditions precedent to such [Equipment Loan/Receivables] Advance Increase described in clauses (a) through (j) of Section 3.2 of the Note Purchase Agreement have been satisfied.

     4. The purchases of the [Equipment Loan/Receivables] Advance Increase to be purchased on the [Equipment Loan/Receivables] Borrowing Date will not cause a Rapid Amortization Event or an event that, after the giving of notice of the lapse of time (or both), would cause a Rapid Amortization Event.

     5. The proceeds of such [Equipment Loan/Receivables] Advance Increase shall be remitted on the [Equipment Loan/Receivables] Borrowing Date in immediately available funds to [specify payment instructions].

     6. After giving effect to the [Equipment Loan/Receivables] Advance Increase, the [Equipment Loan/Receivables] Note Principal Balance shall be equal to or less than the [Equipment Loan/Receivables] Facility Limit.

     7. [After giving effect to the Equipment Loan Advance Increase, the Equipment Loan Note Principal Balance shall be equal to or less than the Equipment Loan Borrowing Base as set forth in the Borrowing Base Certificate attached hereto.] [After giving effect to the Receivables Advance Increase, the Receivables Note Principal Balance shall be shall be equal to or less than the Receivables Borrowing Base as set forth in the Borrowing Base Certificate attached hereto.]

     8. Payments shall be made by federal wire to it, at its account (account number [__________]; and account name [____________]) maintained at [__________] (ABA # [___________]), with telephone notice (including federal wire number) to [________] of [_______] (___-___-____).

                  [Remainder of page intentionally left blank.]

                                   Exhibit B-2

                                    Very truly yours,

                                    ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES
                                    TRUST 2002-A, as Issuer


                                    By:  Alliance Laundry Equipment Receivables
                                    2002 LLC, not in its individual capacity but
                                    solely as Administrator of the Issuer


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES
                                    2002 LLC, as Transferor


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Exhibit B-3

                   [Borrowing Base Certificate to be attached]

                                   Exhibit B-4

                                    EXHIBIT C

                    FORM OF WAREHOUSE TERMINATION AGREEMENTS

                                   Exhibit C-1